Exhibit 10.2

TRANSITION SERVICES AGREEMENT

BY AND BETWEEN

EBAY INC.

AND

PAYPAL HOLDINGS, INC.

DATED AS OF JULY 17, 2015

Exhibit A Services

ii

TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT, dated as of July 17, 2015, (this “Agreement”), is by and between eBay Inc., a Delaware corporation (“eBay”), and PayPal Holdings, Inc., a Delaware corporation (“PayPal”). This Agreement is effective as of immediately following the Effective Time (i.e., 12:00:00 a.m. Eastern Time on the day immediately following the Distribution Date) (the “TSA Effective Time”).

R E C I T A L S:

WHEREAS, the board of directors of eBay (the “eBay Board”) has determined that it is in the best interests of eBay and its shareholders to create a new publicly traded company that shall operate the PayPal Business;

WHEREAS, in furtherance of the foregoing, the eBay Board has determined that it is appropriate and desirable to separate the PayPal Business from the eBay Business (the “Separation”) and, following the Separation, make a distribution, on a pro rata basis, to holders of eBay Shares on the Record Date of all the outstanding PayPal Shares owned by eBay (the “Distribution”);

WHEREAS, to effectuate the Separation and the Distribution, eBay and PayPal have entered into a Separation and Distribution Agreement, dated as of June 26, 2015, (the “Separation and Distribution Agreement”); and

WHEREAS, to facilitate and provide for an orderly transition in connection with the Separation and the Distribution, the Parties desire to enter into this Agreement to set forth the terms and conditions pursuant to which each of the Parties shall provide Services to the other Party for a transitional period.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

A G R E E M E N T:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Action” has the meaning set forth in the Separation and Distribution Agreement.

“Affiliate” has the meaning set forth in the Separation and Distribution Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Ancillary Agreements” has the meaning set forth in the Separation and Distribution Agreement.

“Approvals” has the meaning set forth in the Separation and Distribution Agreement.

“Change of Control” shall mean, with respect to a Party, the occurrence after the Effective Time of any of the following: (a) the sale, conveyance or disposition, in one or a series of related transactions, of all or substantially all of the assets of such Party to a third party that is not an Affiliate of such Party prior to such transaction or the first of such related transactions; (b) the consolidation, merger or other business combination of a Party with or into any other Person, immediately following which the stockholders of the Party prior to such transaction fail to own in the aggregate the Majority Voting Power of the surviving Party in such consolidation, merger or business combination or of its ultimate publicly traded parent Person; or (c) a transaction or series of transactions in which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) acquires the Majority Voting Power of such Party (other than a reincorporation or similar corporate transaction in which each of such Party’s stockholders own, immediately thereafter, interests in the new parent company in substantially the same percentage as such stockholder owned in such Party immediately prior to such transaction).

“Charge” and “Charges” have the meaning set forth in Section 2.04.

“Confidential Information” shall mean all Information that is either confidential or proprietary.

“Dispute” has the meaning set forth in Section 8.01.

“Distribution” has the meaning set forth in the Recitals.

“Distribution Date” has the meaning set forth in the Separation and Distribution Agreement.

“Divested Asset” has the meaning set forth in Section 9.07(c).

“Divested Asset Acquirer” has the meaning set forth in Section 9.07(c).

“eBay” has the meaning set forth in the Preamble.

“eBay Board” has the meaning set forth in the Recitals.

“eBay Business” has the meaning set forth in the Separation and Distribution Agreement.

“eBay Shares” has the meaning set forth in the Separation and Distribution Agreement.

“eBay Specified Person” has the meaning set forth in the Separation and Distribution Agreement.

“Effective Time” has the meaning set forth in the Separation and Distribution Agreement.

“Escalation Committee” has the meaning set forth in the Separation and Distribution Agreement.

“Force Majeure” has the meaning set forth in the Separation and Distribution Agreement.

“Governmental Authority” has the meaning set forth in the Separation and Distribution Agreement.

“Independent Auditor” has the meaning set forth in Section 4.04(a).

“Information” has the meaning set forth in the Separation and Distribution Agreement.

“Information Technology” has the meaning set forth in the Separation and Distribution Agreement.

“Intellectual Property Matters Agreement” has the meaning set forth in the Separation and Distribution Agreement.

“Intellectual Property Rights” has the meaning set forth in the Intellectual Property Matters Agreement.

“Interest Payment” has the meaning set forth in Section 4.02.

“Law” has the meaning set forth in the Separation and Distribution Agreement.

“Liability” and “Liabilities” have the meaning set forth in the Separation and Distribution Agreement.

“Losses” has the meaning set forth in the Separation and Distribution Agreement.

“Majority Voting Power” shall mean a majority of the voting power in the election of directors of all outstanding voting securities of the Person in question.

“Parties” and “Party” shall mean the parties to this Agreement.

“PayPal” has the meaning set forth in the Preamble.

“PayPal Business” has the meaning set forth in the Separation and Distribution Agreement.

“PayPal Shares” has the meaning set forth in the Separation and Distribution Agreement.

“PayPal Specified Person” has the meaning set forth in the Separation and Distribution Agreement.

“Person” has the meaning set forth in the Separation and Distribution Agreement.

“Personnel” means, with respect to any Person, any of such Person’s directors, officers, employees, agents, independent contractors, permitted subcontractors and consultants. Subcontractors of any Person shall be deemed Personnel of that Person.

“Provider” shall mean, with respect to any Service, the Party identified on Exhibit A hereto as the “Provider” of such Service.

“Provider Indemnitees” has the meaning set forth in Section 7.02.

“Provider Systems” shall mean, with respect to each Service, the Information Technology, Information, Software or other Technology owned or controlled by Provider or any of its Affiliates that is required for Recipient’s use of the Services.

“Recipient” shall mean, with respect to any Service, the Party receiving such Service hereunder.

“Recipient Indemnitees” has the meaning set forth in Section 7.03.

“Recipient Systems” shall mean, with respect to each Service, the Information Technology, Information, Software or other Technology owned or controlled by Recipient or any of its Affiliates that is required for its use of the Services or the Provider’s provision of the Services.

“Record Date” has the meaning set forth in the Separation and Distribution Agreement.

“Representatives” has the meaning set forth in the Separation and Distribution Agreement.

“Residual Information” has the meaning set forth in the Separation and Distribution Agreement.

“Separation” has the meaning set forth in the Recitals.

“Separation and Distribution Agreement” has the meaning set forth in the Recitals.

“Service Change” has the meaning set forth in Section 2.03(c).

“Service Interruption” has the meaning set forth in Section 2.03(a).

“Service Manager” has the meaning set forth in Section 2.09.

“Service Period” shall mean, with respect to any Service, the period commencing at the TSA Effective Time and ending on the earlier of (a) the date that a Party terminates the provision of such Service pursuant to Section 5.02 or (b) the date that is set forth opposite such Service on Exhibit A.

“Services” has the meaning set forth in Section 2.01.

“Software” has the meaning set forth in the Separation and Distribution Agreement.

“Subsidiary” has the meaning set forth in the Separation and Distribution Agreement.

“Tax” has the meaning set forth in the Tax Matters Agreement.

“Tax Matters Agreement” has the meaning set forth in the Separation and Distribution Agreement.

“Taxing Authority” has the meaning set forth in the Tax Matters Agreement.

“Technical Information” shall have the meaning set forth in the Intellectual Property Matters Agreement.

“Technology” has the meaning set forth in the Separation and Distribution Agreement.

“Term” has the meaning set forth in Section 5.01.

“Termination Charges” shall mean, with respect to the termination of any Service pursuant to Section 5.02(a)(i), the sum of (a) any and all costs, fees and expenses (other than any severance or retention costs paid to Personnel, except as permitted by clause (b) below) payable by the Provider of such Service to a Third Party that directly result from the early termination of such Service; provided, that the Provider shall use commercially reasonable efforts to minimize any costs, fees or expenses payable to any Third Party in connection with such early termination of such Service and credit any such reductions against the Termination Charges payable by the Recipient; and (b) any and all unreimbursed upfront or start-up fees and expenses incurred by Provider (supported by adequate documentation) to provide or to enable the provision of the Services (it being agreed that the costs set forth in this clause (b) shall only be the amount, if any, in excess of the upfront or start-up fees and expenses that such Provider would not have recovered from the Recipient if the Service had been provided for the full period during which such Service would have been provided hereunder but for such early termination).

“Third Party” shall mean any Person other than the Parties or any of their Affiliates.

“Third-Party Claim” shall mean any Action commenced by any Third Party against any Party or any of its Affiliates.

“Transaction Taxes” has the meaning set forth in Section 4.03(a).

“TSA Effective Time” has the meaning set forth in the Preamble.

“TSA Manager” has the meaning set forth in Section 2.09.

ARTICLE II

SERVICES

Section 2.01. Services. Commencing as of the TSA Effective Time, the Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient, the applicable services (the “Services”) set forth on Exhibit A hereto (which exhibit shall be signed by the applicable Subsidiaries of the Provider and the Recipient named therein), and the Provider shall also perform those sub-tasks that are integral to and a necessary part of the proper discharge of the Services in accordance with standard industry practice.

Section 2.02. Additional Services. If during the period commencing on the TSA Effective Time and ending on the date that is one hundred and eighty (180) days following the Distribution Date, either Party identifies (i) (A) a service that was provided or performed by eBay or its Affiliates to or for PayPal or its Affiliates during the twelve (12)-month period immediately prior to the Distribution Date that PayPal or its Affiliates reasonably needs in order for the PayPal Business to continue to operate in substantially the same manner in which the PayPal Business operated prior to the Distribution Date, but is not listed on Exhibit A (other than because the Parties have otherwise agreed in writing that such service shall not be provided), or (B) a service that was provided or performed by PayPal or its Affiliates to or for eBay or its Affiliates during the twelve (12)-month period immediately prior to the Distribution Date that eBay or its Affiliates reasonably needs in order for the eBay Business to continue to operate in substantially the same manner in which the eBay Business operated prior to the Distribution Date, but is not listed on Exhibit A (other than because the Parties have agreed in writing that such service shall not be provided), and (ii) submits a written request describing such service to the applicable Manager(s), then such other Party shall consider in good faith the request to provide such additional services (such requested additional services, the “Additional Services”). If the Parties agree on such Additional Services, then the terms of such Additional Service and the associated service fees shall be documented in writing by the Parties as an amendment to Exhibit A, and such Additional Service shall be a Service provided under this Agreement, subject to the terms of this Agreement. The Recipient’s costs for any such Additional Service shall be Charges to be calculated in accordance with Section 2.04.

Section 2.03. Performance of Services.

(a) Except as set forth on Exhibit A, the Provider (i) shall perform, or shall cause one or more of its Subsidiaries to perform, all Services to be provided by the Provider in a commercially reasonable manner consistent with the nature, quality, standard of care and service levels at which the same or similar services were performed by or on behalf of Provider during the twelve (12)-month period immediately prior to the Distribution Date; and (ii) upon receipt of written notice from the Recipient identifying any outage, interruption, disruption, downturn or other failure of any Service (a “Service Interruption”), shall use commercially reasonable efforts to respond, or to cause one or more of its Subsidiaries to respond, to such Service Interruption in a manner that is substantially similar to the manner in which such Provider or its Affiliates responded to any Service Interruption of the same or similar services during the twelve (12)-month period prior to the Distribution Date. Except as set forth on Exhibit A, with respect to Services for which the same or similar services were not provided prior to the Distribution Date, the Provider:

(A) shall perform, or shall cause one or more of its Subsidiaries to perform, such Services in a commercially reasonable manner consistent with the nature, quality, standard of care and service levels at which the same or similar services are performed by or on behalf of Provider to Provider, its Affiliates or its other business units; and (B) upon receipt of written notice from the Recipient identifying any Service Interruption with respect to such Services, shall use commercially reasonable efforts to respond, or to cause one or more of its Subsidiaries to respond, to such Service Interruption in a manner that is substantially similar to the manner in which such Provider or its Affiliates responds with respect to internally provided services.

(b) Nothing in this Agreement shall require the Provider to perform or cause to be performed any Service to the extent that the manner of such performance would constitute a violation of any applicable Law or any existing contract or agreement with a Third Party. If the Provider is or becomes aware of any potential violation on the part of the Provider, the Provider shall use commercially reasonable efforts to promptly advise the Recipient of such potential violation, and the Provider and the Recipient will mutually seek a reasonable alternative that addresses such potential violation. The Parties agree to cooperate in good faith and use commercially reasonable efforts to obtain any necessary Third Party Approvals required under any existing contract or agreement with a Third Party to allow the Provider to perform, or cause to be performed, all Services to be provided by the Provider hereunder in accordance with the standards set forth in this Section 2.03; provided, that neither Party shall be required to accept any terms or conditions, commit to pay any amount, incur any obligation in favor of or offer or grant any accommodation (financial or otherwise, regardless of any provision to the contrary in the existing contract or agreement) to any Third Party to obtain any such Approval. Unless otherwise agreed in writing by the Parties, all reasonable and documented out-of-pocket costs and expenses (if any) incurred by any Party or any of its Subsidiaries in connection with obtaining any such Third Party Approval (including, if agreed by the Parties, the amount paid, obligation incurred or accommodation granted to Third Parties to obtain such Approval) that is required to allow the Provider to perform or cause to be performed such Services shall be incurred by the Recipient. If, with respect to a Service, the Parties, despite the use of such commercially reasonable efforts, are unable to obtain a required Third Party Approval, or the performance of such Service by the Provider would constitute a violation of any applicable Law, the Parties shall use commercially reasonable efforts to develop a reasonable alternative arrangement that enables Provider to perform or cause to be performed such Service or an analogous service without obtaining such required Third Party Approval or violating any applicable Law.

(c) Except as set forth on Exhibit A, if Provider is required to (i) increase staffing; (ii) acquire, lease or license additional facilities, equipment or software; (iii) engage in significant capital expenditures; or (iv) apply for or obtain one or more Approval from Third Parties (other than renewals of any preexisting permits, licenses or authorizations) (clauses (i) to (iv), collectively, the “Service Changes”) in order to accommodate an increase in the use of any Service beyond the level of use of such Service by the Recipient during the twelve (12) month period immediately prior to the Distribution Date, including (A) as a result of a change in the manner in which the Recipient’s business is being conducted by such Recipient after the Distribution Date, but (B) excluding ordinary course expansion of the volume or the geographic scope of such business (such as ordinary-course increases in headcount, customers, supplier relationships and transaction volumes), then the Provider shall inform the Recipient in writing of the Service Change and propose a plan for implementing the Service Change before incurring any costs or expenses resulting from such Service Change. The Parties shall negotiate in good faith and mutually agree to adjust or change the Services, including the Charges, if necessary, before Provider is required to undertake any Service Change. If the Parties determine that the Provider shall undertake the Service Change, then such Service Change, together with any other adjustments or changes to the Services, including to the Charges, shall be documented in a written agreement signed by the Parties, and the Parties shall jointly amend Exhibit A to reflect such written agreement. Each amended section of Exhibit A, as agreed to in writing by the Parties, shall be deemed part of this Agreement as of the date of such written agreement and the Service Changes set forth in such amended section of Exhibit A shall be deemed a part of the “Services” provided under this Agreement, in each case subject to the terms and conditions of this Agreement.

(d) (i) Except as set forth on Exhibit A, neither the Provider nor any of its Subsidiaries shall be required to perform or to cause to be performed any of the Services for the benefit of any Third Party or any other Person other than the Recipient and its Subsidiaries, and (ii) EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 2.03 OR SECTION 7.03, EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL SERVICES ARE PROVIDED ON AN “AS-IS” BASIS, AND THAT THE PROVIDER MAKES NO OTHER REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, WITH RESPECT TO THE SERVICES. EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

(e) Each Party shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. No Party shall knowingly take any action in violation of any such applicable Law that results in Liability being imposed on the other Party. If a change in or addition to Law applicable to the Provider or the Recipient causes the Provider to change the Services provided or incur additional expenses in providing such Services, the Provider shall use commercially reasonable efforts to promptly advise the Recipient of such additional expenses, and the Provider and the Recipient will mutually seek an alternative that minimizes such additional expenses. The Recipient shall be responsible for any and all such additional expenses.

Section 2.04. Charges for Services. Except as set forth on Exhibit A, the Recipient shall pay the Provider of the Services a fee (either one-time or recurring) for such Services (or category of Services, as applicable) (each fee constituting a “Charge” and, collectively, “Charges”). The Charges for each Service shall equal (x) the cost of providing such Services, which shall be consistent with the Provider’s direct costs, determined in a manner consistent with allocation methodology used by the Parties during the twelve (12) month period immediately prior to the Distribution Date, plus (y) seven percent (7%), unless otherwise agreed to by the Parties. During the Term, the amount of a Charge for any Service may be modified to the extent of (a) any adjustments mutually agreed to by the Parties, (b) any Service Change requested by the Recipient and agreed upon by the Provider pursuant to Section 2.03(c), and (c) any adjustment in the rates or charges imposed by any Third-Party provider that is providing Services (proportional to the respective use of such Services by each Party); provided, that the rates or charges imposed by such Third-Party provider shall be passed through to the Recipient without adding any margin or mark-up. Together with any invoice for Charges, the Provider shall provide the Recipient with reasonable documentation to support the calculation of such Charges, including any additional documentation reasonably requested by the Recipient to the extent that such documentation is in the Provider’s or its Subsidiaries’ possession or control.

Section 2.05. Reimbursement for Out-of-Pocket Costs and Expenses. The Recipient shall reimburse the Provider for reasonable and documented out-of-pocket costs and expenses incurred by the Provider or any of its Subsidiaries in connection with providing the Services (including incremental license fees incurred by the Provider in connection with the performance of the Services and reasonable travel-related expenses) to the extent that such costs and expenses are not reflected in the Charges for such Services; provided, that any such cost or expense in excess of one thousand ($1,000.00), in the aggregate, that is not consistent with the historical practice between the Parties during the twelve (12) month period immediately prior to the Distribution Date for any Service shall require advance written approval of the Recipient. Any authorized travel-related expenses incurred in performing the Services shall be incurred and charged to the Recipient in accordance with the Recipient’s then-applicable business travel policies as provided to the Provider from time to time.

Section 2.06. Changes in the Performance of Services. Except as set forth on Exhibit A, subject to the performance standards for Services set forth in Sections 2.03(a), 2.03(b) and 2.03(c) and subject to Section 2.08, the Provider may make changes from time to time in the manner of performing the Services if the Provider furnishes to the Recipient reasonable prior written notice (in content and timing) of such changes. No such change shall materially reduce the quality or service level of, or increase the Charges for, the applicable Service. Subject to Section 2.03(e), if any such change by the Provider reasonably requires the Recipient to incur a material increase in costs and expenses, in the aggregate, to continue to receive and utilize the applicable Services in the same manner as the Recipient was receiving and utilizing such Service prior to such change, the Provider shall be required to reimburse the Recipient for all such reasonable increase in costs and expenses. Upon request, the Recipient shall provide the Provider with reasonable documentation, including any additional documentation reasonably requested by the Provider to the extent such documentation is in the Recipient’s or its Subsidiaries’ possession or control, to support the calculation of such increase in costs and expenses.

Section 2.07. Transitional Nature of Services. The Parties acknowledge the transitional nature of the Services. The Recipient shall use commercially reasonable efforts to transition each Service from the Provider to the Recipient (or its designee) as soon as commercially practicable after the Distribution Date, but in any event before the end of the Service Period for such Service (as described in Section 5.01). The Parties agree to use reasonable efforts to assist and cooperate in good faith with each other in to effectuating such transition of the Services from the Provider to the Recipient (or its designee) in a timely and orderly manner.

Section 2.08. Subcontracting. The Provider may hire or engage one or more Third Parties to perform any or all of its obligations under this Agreement without the consent of the Recipient; provided, that, subject to Section 2.03(e), (a) the hiring or engagement of such Third Party does not decrease the quality or level of services provided to the Recipient to below that provided by the Provider, (b) the use of such Third Party will not increase the Charges payable by the Recipient in connection with such Services, (c) the use of such Third Party will not change the manner in which the Services are delivered in a way that increases the Recipient’s costs of receiving the Services; provided, further, that if such Third Party has been engaged by Provider to perform the same or similar services prior to the Distribution Date, then clauses (a), (b) and (c) shall be deemed satisfied. The Provider shall in all cases remain primarily responsible for all of its obligations under this Agreement with respect to the scope of the Services, the performance standard for Services set forth in Section 2.03 or Exhibit A and the content of the Services provided to the Recipient, except that if a Third Party provides all or part of any Service pursuant to a written agreement with the Recipient, the Recipient agrees to be bound by, and to cause its Affiliates to comply with, those obligations that such agreement places on the Recipient, and the Provider shall not be responsible for its obligations under this Agreement that are specified in such agreement to be obligations of the Third Party provider. Subject to the confidentiality provisions set forth in Article VI, each Party shall, and shall cause their respective Affiliates to, provide, upon ten (10) business days’ prior written notice, any Information within such Party’s or its Affiliates’ possession that the requesting Party reasonably requests in connection with any Services being provided to such requesting Party by a Third Party, including any applicable invoices, agreements documenting the arrangements between such Third Party and the Provider and other supporting documentation.

Section 2.09. TSA Managers and Service Managers. eBay and PayPal shall each appoint and designate an individual to act as its initial manager with overall responsibility for all Services (the “TSA Managers”). eBay and PayPal shall provide each other with written notice of the identity and title of its TSA Manager upon execution of this Agreement. eBay and PayPal shall also each appoint and designate an individual holding the title set forth in the applicable sections of Exhibit A to act as the service manager for a particular Service (each, a “Service Manager”). Unless otherwise specified in Exhibit A, with respect to each Service, the Service Manager shall have primary responsibility for coordinating and managing the delivery and use of that Service and shall have authority to act on eBay’s or PayPal’s behalf, as applicable, with respect to the provision and use of such Service. In overseeing its Service Managers, the TSA Managers shall have all of the authority of each of their respective Service Managers across all Services, will be responsible for resolving any disputes that cannot be resolved between each Party’s Service Managers and will be responsible for ensuring that each of their respective Service Managers fulfills its responsibilities in connection with the Services and this Section 2.09. The TSA Managers and applicable Service Managers shall work with the Personnel and Third Party providers to periodically address issues and matters raised by the other Party relating to the provision of Services. All communications between the Parties pursuant to this Agreement regarding routine matters involving a Service shall be directed to the applicable Service Manager with a copy to the TSA Managers, and all other communications between the Parties pursuant to Article II of this Agreement (other than the negotiation and execution of any written agreement that amends Exhibit A) shall be directed to the applicable TSA Manager. Each Party shall notify the other Party of any change in the status of any of its TSA Manager or any of its Service Managers that would affect such TSA Manager’s or Service Manager’s ability to carry out the responsibilities set forth in this Section 2.09 at least ten (10) business days prior to such change.

Section 2.10. Services Not Included. It is not the intent of the Provider to render to the Recipient, nor of the Recipient to receive from the Provider, professional advice or opinions, whether with regard to Tax, legal, treasury, finance, employment or other business, technical and financial matters; and the Recipient shall not rely on, or construe, any Service rendered by or on behalf of the Provider as such professional advice or opinions or technical advice.

ARTICLE III

OTHER ARRANGEMENTS

Section 3.01. Access.

(a) PayPal shall, and shall cause its Subsidiaries to, allow eBay and its Subsidiaries and their respective Representatives reasonable access to the facilities of PayPal and its Subsidiaries that is necessary for eBay and its Subsidiaries to fulfill their obligations under this Agreement. In addition to the foregoing right of access, PayPal shall, and shall cause its Subsidiaries to, afford eBay, its Subsidiaries and their respective Representatives, upon reasonable advance written notice, reasonable access during normal business hours to the facilities, Information, systems, infrastructure and Personnel of PayPal and its Subsidiaries as reasonably necessary for eBay to verify the adequacy of internal controls over information technology, reporting of financial data and related processes employed in connection with the Services being provided by PayPal or its Subsidiaries, including in connection with verifying compliance with Section 404 of the Sarbanes-Oxley Act of 2002; provided, that (i) such access shall not unreasonably interfere with any of the business or operations of PayPal or any of its Subsidiaries, (ii) if PayPal determines that providing such access could violate any applicable Law or agreement or waive any attorney-client privilege, then the Parties shall use commercially reasonable efforts to permit such access in a manner that avoids each of such harm and consequence, and (iii) if PayPal determines that providing such access requires a Third Party Approval, such access shall be subject to the receipt of such Third Party Approval. eBay agrees that all of its and its Subsidiaries’ employees shall, and that it shall use commercially reasonable efforts to cause its Representatives’ employees to, when on the property of PayPal or its Subsidiaries, or when given access to any facilities, Information, systems, infrastructure or Personnel of PayPal or its Subsidiaries, conform to the reasonable policies and procedures of PayPal and its Subsidiaries, as applicable, concerning health, safety, conduct and security that are made known or provided to eBay from time to time.

(b) eBay shall, and shall cause its Subsidiaries to, allow PayPal and its Subsidiaries and their respective Representatives reasonable access to the facilities of eBay and its Subsidiaries that is necessary for PayPal and its Subsidiaries to fulfill their obligations under this Agreement. In addition to the foregoing right of access, eBay shall, and shall cause its Subsidiaries to, afford PayPal, its Subsidiaries and their respective Representatives, upon reasonable advance written notice, reasonable access during normal business hours to the facilities, Information, systems, infrastructure and Personnel of eBay and its Subsidiaries as reasonably necessary for PayPal to verify the adequacy of internal controls over information technology, reporting of financial data and related processes employed in connection with the Services being provided by eBay or its Subsidiaries, including in connection with verifying compliance with Section 404 of the Sarbanes-Oxley Act of 2002; provided, that (i) such access shall not unreasonably interfere with any of the business or operations of eBay or any of its Subsidiaries, (ii) if eBay determines that providing such access could violate any applicable Law or agreement or waive any attorney-client privilege, then the Parties shall use commercially reasonable efforts to permit such access in a manner that avoids each of such harm and consequence, and (iii) if eBay determines that providing such access requires a Third Party Approval, such access shall be subject to the receipt of such Third Party Approval. PayPal agrees that all of its and its Subsidiaries’ employees shall, and that it shall use commercially reasonable efforts to cause its Representatives’ employees to, when on the property of eBay or its Subsidiaries, or when given access to any facilities, Information, systems, infrastructure or Personnel of eBay or its Subsidiaries, conform to the reasonable policies and procedures of eBay and its Subsidiaries, as applicable, concerning health, safety, conduct and security that are made known or provided to PayPal from time to time.

Section 3.02. System Security and Data Protection. Each Party agrees that its and its Subsidiaries employees having access to the Information Technology, Software or other Technology of the other Party and its Subsidiaries in connection with the performance, receipt or delivery of a Service, shall, and that it shall use commercially reasonable efforts to cause its Representatives’ employees having such access to, comply with all security guidelines (including physical security, network access, internet security, confidentiality and personal data security guidelines) of such other Party and its Subsidiaries that are made known or provided to such Party from time to time. Each Party shall ensure that any access described by this Section 3.02 shall be used by its and its Subsidiaries’ Personnel, and shall use commercially reasonable efforts to ensure that any such access shall be used by its Representatives’ Personnel, only for the purposes contemplated by, and subject to the terms of, this Agreement. Subject to Article VI of the Separation and Distribution Agreement and any applicable provisions of the other Ancillary Agreements and the Commercial Agreements, the Provider shall only process personal data which it may receive from the Recipient while carrying out its duties under this Agreement: (a) in such a manner as is necessary to carry out those duties; (b) in accordance with (i) applicable instructions in Exhibit A and (ii) any instructions otherwise communicated by the Recipient; and (c) using appropriate technical and organizational measures to prevent the unauthorized or unlawful processing of such personal data or the accidental loss or destruction of, or damage to, such personal data.

ARTICLE IV

PAYMENTS; BILLING; TAXES

Section 4.01. Procedure. Charges for the Services shall be charged to and payable by the Recipient. Amounts payable pursuant to this Agreement shall be paid by wire transfer (or such other method of payment as may be agreed between the Parties from time to time) to the Provider (as directed by the Provider), on a monthly basis in the case of recurring fees, which amounts shall be due within sixty (60) days of the Recipient’s receipt of each such invoice, including reasonable documentation pursuant to Section 2.04. Except as set forth on Exhibit A, all amounts due and payable hereunder shall be invoiced and paid in U.S. dollars.

Section 4.02. Late Payments. Charges not paid when due pursuant to this Agreement (and any amounts billed or otherwise invoiced or demanded and properly payable that are not paid within sixty (60) days of the receipt of such bill, invoice or other demand) shall accrue interest at a rate per annum equal to the Prime Rate plus two percent (2%) or the maximum rate under applicable Law, whichever is lower (the “Interest Payment”).

Section 4.03. Taxes.

(a) All Charges for Services shall be exclusive of any value added, goods and services, sales, use, consumption, excise, service, transfer, stamp, documentary, filing, recordation taxes or similar taxes (“Transaction Taxes”). Without limiting any provision of this Agreement, the Recipient shall be responsible for all Transaction Taxes imposed or assessed with respect to the provision of Services by the Provider. The Provider shall issue proper invoices usable by the Recipient to recover (by way of credit or refund) Transaction Taxes in jurisdictions where they are recoverable. The Provider and the Recipient shall cooperate to minimize any Transaction Taxes and in obtaining any refund, return or rebate, or applying an exemption or zero-rating for Services giving rise to any Transaction Taxes, including by filing any exemption or other similar forms or providing valid tax identification number or other relevant registration numbers, certificates or other documents. The Recipient and the Provider shall cooperate regarding any requests for information, audit, or similar request by any Taxing Authority concerning Transaction Taxes payable with respect to Services provided pursuant to this Agreement.

(b) The Recipient shall be entitled to deduct and withhold Tax required by applicable Law to be withheld on payments made to the Provider pursuant to this Agreement. To the extent any amounts are so withheld, the Recipient shall timely remit such deducted and withheld amount to the relevant Taxing Authority and promptly provide the Provider with evidence of such payment. Provider agrees to complete and provide to Recipient or if required, to the relevant Taxing Authority, at least ten (10) days prior to the payment due date, such forms, certifications or other documents as may be reasonably requested by Recipient, in order to reduce or exempt the withholding of any Tax with respect to payments made to Provider when and where applicable by Law. The Recipient and the Provider shall cooperate regarding any requests for information, audit, or similar request by any Taxing Authority concerning the withholding of any Tax payable with respect to Services provided pursuant to this Agreement.

(c) Any penalties or interest imposed on any Transaction Taxes described in Section 4.03(a) or Tax described Section 4.03(b) shall be the responsibility of the Recipient unless the penalties or interest are the result of an action or failure to act by the Provider.

Section 4.04. Audit Rights.

(a) During the Term and for eighteen (18) months thereafter, the Recipient shall be permitted to request, at the Recipient’s sole cost and expense, periodic (but no more frequently than annually) audits of the books and records of the Provider reasonably relating to the Services that the Provider is obligated to provide under this Agreement. Any review conducted pursuant to this Section 4.04 shall be conducted by an independent, external, internationally-recognized firm to be mutually agreed upon by the Recipient and the Provider with appropriate qualifications and experience in conducting reviews of this nature (the “Independent Auditor”). Before beginning its review, the Independent Auditor shall execute a confidentiality agreement with the Provider, the terms of which shall not frustrate or impede the purpose of the audit or the disclosure of the results thereof to the Recipient; provided, that if the Independent Auditor has executed a confidentiality agreement in accordance with this Section 4.04(a) during the Term and such confidentiality agreement remains in full force and effect, the Independent Auditor shall not be required to reexecute a second confidentiality agreement. The Independent Auditor shall create a detailed written report of the results and findings of its audit, and simultaneously provide copies of the audit to both Parties.

(b) The Provider may dispute the results of an audit conducted pursuant to Section 4.04(a), in which case the Parties shall attempt in good faith to negotiate a resolution of any dispute within thirty (30) days of the Recipient’s demand for compensation or reimbursement arising out of the result of such audit. If the Parties are unable to resolve any such dispute after such thirty (30)-day period, the Parties shall resolve the dispute pursuant to Section 8.01 and Section 8.02.

(c) The Provider shall reasonably cooperate with the Independent Auditor in connection with any audit under Section 4.04(a), including by providing the Independent Auditor with access to financial and accounting books and statements, management and operating data, records, working papers of the Provider’s auditors (to the extent permitted by such auditors, provided, that the Provider shall not withhold any consents necessary to permit the Independent Auditor from providing access to such working papers), accounts, financial statements, systems, facilities, operations, and management Personnel and other Personnel, but only as reasonably necessary for the purposes set forth in Section 4.04(a), and ensure that its Personnel cooperate with any such audit and all other reasonable requests by the Independent Auditor for additional information or documentation required to complete such audit. The Provider shall not be required pursuant to this Section 4.04 to disclose to the Independent Auditor any Information to the extent disclosure of such Information to the Independent Auditor would violate applicable Law.

(d) If any audit reveals that the Recipient overpaid any amount due (except for any portion thereof disputed in good faith), the Provider shall within ten (10) business days after such determination reimburse the Recipient an amount of cash equal to such overpayment, plus the Interest Payment, accruing from the date of payment by the Recipient to the time of reimbursement by the Provider. If any audit reveals that the Recipient has underpaid any amount due under this Agreement (except for any portion thereof disputed in good faith), the Recipient shall within ten (10) business days after such determination reimburse the Provider an amount of cash equal to such underpayment, plus the Interest Payment, accruing from the date such payment originally should have been made by the Recipient to the time of payment by the Recipient, subject to Section 4.04(c). If any such overpayment or underpayment equals or exceeds two hundred and fifty thousand Dollars ($250,000) and also amounts to ten percent (10%) or more of the total amount payable by the Recipient for any period covered by the review, the Provider shall reimburse the Recipient for the cost of such review.

ARTICLE V

TERM AND TERMINATION

Section 5.01. Term. This Agreement shall commence at the TSA Effective Time and shall be in effect until terminated in accordance with this Article V (the “Term”). This Agreement shall terminate upon the earlier to occur of (a) the last date on which either Party is obligated to provide any Service to the other Party in accordance with the terms of this Agreement; (b) the mutual written agreement of the Parties to terminate this Agreement in its entirety; or (c) the date that is the twenty-fourth (24th) month anniversary of the Distribution Date. Unless otherwise terminated pursuant to Section 5.02, this Agreement shall terminate with respect to each Service as of the close of business on the last day of the Service Period for such Service.

Section 5.02. Early Termination.

(a) Without prejudice to the Recipient’s rights with respect to Force Majeure, the Recipient may from time to time terminate this Agreement with respect to the entirety of any individual Service but not a portion thereof:

(i) Except as set forth on Exhibit A, for any reason or no reason, upon the giving of at least thirty (30) days’ prior written notice to the Provider of such Service; provided, that if Exhibit A sets forth a different notice period, then the Recipient shall comply with such different notice period; provided, further, that any such termination shall be subject to the obligation to pay any applicable Termination Charges pursuant to Section 5.04; or

(ii) if the Provider of such Service has failed to perform any of its material obligations under this Agreement with respect to such Service, and such failure shall continue to be uncured for a period of at least thirty (30) days after receipt by the Provider of written notice of such failure from the Recipient; provided, that the Recipient shall not be entitled to terminate this Agreement with respect to the applicable Service if, as of the end of such period, there remains a good-faith Dispute between the Parties as to whether the Provider has cured the applicable breach.

(b) The Provider may terminate this Agreement with respect to any individual Service, but not a portion thereof, at any time upon prior written notice to the Recipient if the Recipient has failed to perform any of its material obligations under this Agreement relating to such Service, including making payment of Charges for such Service when due, and such failure shall continue to be uncured for a period of at least thirty (30) days after receipt by the Recipient of a written notice of such failure from the Provider; provided, that the Provider shall not be entitled to terminate this Agreement with respect to the applicable Service if, as of the end of such period, there remains a good-faith Dispute between the Parties as to whether the Recipient has cured the applicable breach.

(c) Exhibit A hereto shall be updated to reflect any terminated Service.

Section 5.03. Interdependencies. The Parties acknowledge and agree that (a) there may be interdependencies among the Services being provided under this Agreement; (b) upon the request of either Party, the Parties shall cooperate and act in good faith to determine whether (i) any such interdependencies exist with respect to the particular Service that a Party is seeking to terminate pursuant to Section 5.02 and (ii) in the case of such termination, the Provider’s ability to provide a particular Service in accordance with this Agreement would be materially and adversely affected by such termination of another Service; and (c) if the Parties have determined that such interdependencies exist (and, in the case of such termination that the Provider’s ability to provide a particular Service in accordance with this Agreement would be materially and adversely affected by such termination), the Parties shall negotiate in good faith to amend Exhibit A hereto with respect to such termination of such impacted Service, which amendment shall be consistent with the terms of comparable Services.

Section 5.04. Effect of Termination. Upon the termination of any Service pursuant to this Agreement, the Provider of the terminated Service shall have no further obligation to provide the terminated Service, and the Recipient of such Service shall have no obligation to pay any future Charges relating to such Service; provided, that the Recipient shall remain obligated to the Provider for (a) the Charges owed and payable in respect of Services provided prior to the effective date of termination for such Service, and (b) any applicable Termination Charges (which, in the case of each of clauses (a) and (b), shall be payable only if the Recipient terminates any Service pursuant to Section 5.02(a)(i)). In connection with the termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination, and in connection with a termination of this Agreement, Article I, Section 4.04, this Article V, Article VII and Article IX, all confidentiality obligations under this Agreement and Liability for all due and unpaid Charges and Termination Charges shall continue to survive indefinitely.

ARTICLE VI

CONFIDENTIALITY; PROTECTIVE ARRANGEMENTS

Section 6.01. eBay and PayPal Obligations. Subject to Section 6.04, until the five (5) year anniversary of the date of the termination of this Agreement (other than in the case of any item of Technical Information, for which the obligations in this Section 6.01 will continue until such time as any of the exceptions set forth in clauses (a) through (c) of this Section 6.01 have been satisfied with respect to such item of Technical Information), each of eBay and PayPal, on behalf of itself and each of its Subsidiaries, agrees to hold, and to cause its Representatives to hold, in strict confidence, using at least the same standard of care to prevent the public disclosure and dissemination thereof that applies to eBay’s Confidential Information pursuant to policies in effect as of the TSA Effective Time, all Confidential Information concerning the other Party or its Subsidiaries or their respective businesses that is either (a) in its possession (including Confidential Information in its possession prior to the date hereof) or (b) furnished by any such other Party or such other Party’s Subsidiaries or their respective Representatives at any time pursuant to this Agreement, and shall not use any Confidential Information of the other Party other than for such purposes as expressly permitted hereunder, except, in each case, to the extent that such Confidential Information is or was (i) in the public domain or generally available to the public, other than as a result of a disclosure by such Party or any of its Subsidiaries or any of their respective Representatives in violation of this Agreement; (ii) later lawfully acquired from other sources by such Party or any of its Subsidiaries, which sources are not themselves bound by a confidentiality obligation or other contractual, legal or fiduciary obligation of confidentiality with respect to such Confidential Information; or (iii) independently developed or generated without reference to or use of the Confidential Information of the other Party or any of its Subsidiaries. If any Confidential Information of a Party or any of its Subsidiaries is disclosed to the other Party or any of its Subsidiaries in connection with providing the Services, then such disclosed Confidential Information shall be used by the receiving Party only as required to perform such Services.

Section 6.02. No Release; Return or Destruction. Each Party agrees (a) not to release or disclose, or permit to be released or disclosed, any Confidential Information of the other Party addressed in Section 6.01 to any other Person, except its Representatives who need to know such Confidential Information in their capacities as such (who shall be advised of their obligations hereunder with respect to such Confidential Information) and except in compliance with Section 6.04, and (b) to use commercially reasonable efforts to maintain such Confidential Information in accordance with Section 6.4 of the Separation and Distribution Agreement. Without limiting the foregoing, when any such Confidential Information is no longer needed for the purposes contemplated by the Separation and Distribution Agreement, this Agreement or any other Ancillary Agreements, each Party will promptly after request of the other Party either return to the other Party all such Confidential Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or notify the other Party in writing that it has destroyed such information (and such copies thereof and such notes, extracts or summaries based thereon); provided, that such Party’s Representatives may retain one (1) copy of such information to the extent required by applicable Law or professional standards, and shall not be required to destroy any such information located in back-up, archival electronic storage.

Section 6.03. Privacy and Data Protection Laws; Residual Information. Each Party shall comply with all applicable state, federal and foreign privacy and data protection Laws that are or that may in the future be applicable to the provision of the Services under this Agreement and any additional data protection requirements set forth on Exhibit A with respect to each Service. Notwithstanding anything to the contrary herein, each Party and its Subsidiaries shall be free to use for any purpose the Residual Information resulting from access Representatives of such Party or its Subsidiaries have had to confidential and proprietary information concerning the other Party or its Subsidiaries. The Parties acknowledge and understand that the foregoing does not constitute a license under any patents or copyrights.

Section 6.04. Protective Arrangements. If a Party or any of its Subsidiaries either determines on the advice of its counsel that it is required to disclose any information pursuant to applicable Law or receives any request or demand under lawful process or from any Governmental Authority to disclose or provide information of the other Party (or any of its Subsidiaries) that is subject to the confidentiality provisions hereof, such Party shall notify the other Party (to the extent legally permitted) as promptly as practicable under the circumstances prior to disclosing or providing such information and shall cooperate, at the expense of the other Party, in seeking any appropriate protective order requested by the other Party. If such other Party fails to receive such appropriate protective order in a timely manner and the Party receiving the request or demand reasonably determines that its failure to disclose or provide such information shall actually prejudice the Party receiving the request or demand, then the Party that received such request or demand may thereafter disclose or provide information to the extent required by such Law (as so advised by its counsel) or by lawful process or such Governmental Authority, and the disclosing Party shall promptly provide the other Party with a copy of the information so disclosed, in the same form and format so disclosed, together with a list of all Persons to whom such information was disclosed, in each case to the extent legally permitted.

ARTICLE VII

LIMITED LIABILITY AND INDEMNIFICATION

Section 7.01. Limitations on Liability.

(a) THE CUMULATIVE AGGREGATE LIABILITIES OF THE PROVIDER AND ITS SUBSIDIARIES AND THEIR RESPECTIVE REPRESENTATIVES, COLLECTIVELY, UNDER THIS AGREEMENT FOR ANY ACT OR FAILURE TO ACT IN CONNECTION HEREWITH (INCLUDING THE PERFORMANCE OR BREACH OF THIS AGREEMENT), OR FROM THE SALE, DELIVERY, PROVISION, USE OF OR FAILURE TO PROVIDE ANY SERVICES PROVIDED UNDER OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, SHALL NOT EXCEED THE AGGREGATE CHARGES PAID AND PAYABLE TO SUCH PROVIDER FOR ALL SERVICES BY THE RECIPIENT PURSUANT TO THIS AGREEMENT THROUGHOUT THE TERM.

(b) IN NO EVENT SHALL EITHER PARTY, ITS SUBSIDIARIES OR THEIR RESPECTIVE REPRESENTATIVES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, EXEMPLARY, REMOTE, SPECULATIVE OR SIMILAR DAMAGES IN EXCESS OF COMPENSATORY DAMAGES OF THE OTHER PARTY (INCLUDING LOST PROFITS OR LOST REVENUES) IN CONNECTION WITH THE SALE, DELIVERY, PROVISION OR USE OF OR FAILURE TO PROVIDE SERVICES PROVIDED UNDER OR CONTEMPLATED BY THIS AGREEMENT (OTHER THAN ANY SUCH LIABILITY WITH RESPECT TO A THIRD-PARTY CLAIM), AND EACH PARTY HEREBY WAIVES ON BEHALF OF ITSELF, ITS SUBSIDIARIES AND ITS REPRESENTATIVES ANY CLAIM FOR SUCH DAMAGES, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

(c) The limitations in Section 7.01(a) and Section 7.01(b) shall not apply in respect of any Liability arising out of or in connection with (i) either Party’s obligations under Section 7.02 or Section 7.03, (ii) the gross negligence, willful misconduct, or fraud of or by the Party to be charged or (iii) either Party’s obligations or Liabilities under the Intellectual Property Matters Agreement.

(d) The limitations in Section 7.01(a) shall not apply in respect of any Liability arising out of or in connection with either Party’s Liability for breaches of confidentiality under Article VI.

Section 7.02. Recipient Indemnity. Subject to Section 7.01, Recipient hereby releases and agrees to indemnify, defend and hold harmless the Provider, its Subsidiaries and each of their respective Representatives, and each of the successors and assigns of any of the foregoing (collectively, the “Provider Indemnitees”), from and against any and all Liabilities arising from, relating to or in connection with the Recipient’s breaches of confidentiality obligations under Article VI, gross negligence, willful misconduct or fraud.

Section 7.03. Provider Indemnity. Subject to Section 7.01, the Provider agrees to indemnify, defend and hold harmless the Recipient, its Subsidiaries and each of their respective Representatives, and each of the successors and assigns of any of the foregoing (collectively, the “Recipient Indemnitees”), from and against any and all Liabilities arising from, relating to or in connection with the sale, delivery, provision or use of any Services provided by such Provider hereunder, but only to the extent that such Liabilities relate to, arise out of or are a consequence of the Provider’s breaches of confidentiality obligations under Article VI, gross negligence, willful misconduct or fraud.

Section 7.04. Indemnification Procedures. The procedures for indemnification set forth in Sections 4.5, 4.6 and 4.7 of the Separation and Distribution Agreement shall govern claims for indemnification under this Agreement.

Section 7.05. Liability for Payment Obligations. Nothing in this Article VII shall be deemed to eliminate or limit, in any respect, either Party’s express obligation in this Agreement to pay Charges for Services rendered in accordance with this Agreement.

Section 7.06. Exclusion of Other Remedies. The provisions of Section 7.02 and Section 7.03 shall, to the maximum extent permitted by applicable Law, be the sole and exclusive remedies of the Provider Indemnitees and the Recipient Indemnitees, as applicable, for any Liability, whether arising from statute, principle of common or civil law, principles of strict liability, tort, contract or otherwise under this Agreement.

ARTICLE VIII

DISPUTES

Section 8.01. Dispute Resolution. In the event of any controversy, dispute or claim arising out of or relating to any Party’s rights or obligations under this Agreement (whether arising in contract, tort or otherwise), calculation or allocation of the costs of any Service or otherwise arising out of or relating in any way to this Agreement (including the interpretation or validity of this Agreement) (a “Dispute”), the Parties agree that each Party’s TSA Manager and each Party’s applicable Service Manager (or such other persons as the Parties may designate) shall negotiate in good faith in an attempt to resolve such Dispute amicably. If such Dispute has not been resolved to the mutual satisfaction of the Parties within forty-five (45) days after the initial written notice of the Dispute (or such longer period as the Parties may agree), then such Dispute shall be submitted to the Escalation Committee and resolved in accordance with Sections 7.2 to 7.6 of the Separation and Distribution Agreement, which shall be the sole and exclusive procedures for the resolution of any such Dispute unless otherwise specified herein or in Article VII of the Separation and Distribution Agreement.

Section 8.02. Disputes Over Charges and Termination Charges. In any Dispute regarding the amount of a Charge or a Termination Charge, if such Dispute is finally resolved by the applicable Service Managers, the TSA Managers or pursuant to the dispute resolution process set forth or referred to in Section 8.01 and it is determined that the Charge or the Termination Charge, as applicable, that the Provider has invoiced the Recipient, and that the Recipient has paid to the Provider, is greater or less than the amount that the Charge or the Termination Charge, as applicable, should have been, then (i) if it is determined that the Recipient has overpaid the Charge or the Termination Charge, as applicable, the Provider shall within five (5) business days after such determination reimburse the Recipient an amount of cash equal to such overpayment, plus the Interest Payment, accruing from the date of payment by the Recipient to the time of reimbursement by the Provider; and (ii) if it is determined that the Recipient has underpaid the Charge or the Termination Charge, as applicable, the Recipient shall within five (5) business days after such determination reimburse the Provider an amount of cash equal to such underpayment, plus the Interest Payment, accruing from the date such payment originally should have been made by the Recipient to the time of payment by the Recipient.

Section 8.03. Litigation and Unilateral Commencement of Arbitration. Notwithstanding the foregoing provisions of this Article VIII or Sections 7.2 to 7.4 of the Separation and Distribution Agreement, a Party may seek preliminary provisional or injunctive judicial relief with respect to a Dispute without first complying with the procedures set forth in Section 8.01 of this Agreement or Sections 7.2 to 7.4 of the Separation and Distribution Agreement if such action is reasonably necessary to avoid irreparable damage.

Section 8.04. Conduct During Dispute Resolution Process. Unless otherwise agreed in writing, the Parties shall, and shall cause their respective Subsidiaries to, continue to honor all commitments under this Agreement to the extent required by this Agreement during the course of Dispute resolution pursuant to the provisions of this Article VIII, unless such commitments are the specific subject of the Dispute at issue. Notwithstanding the foregoing, the Provider agrees that its interruption of the Services may cause irreparable harm to the Recipient for which no adequate remedy exists at Law and agrees, during the pendency of any Dispute, not to deny, withdraw, restrict or delay its provision of the Services to the Recipient except as required by court order, by the resolution of the Dispute or as a result of the termination of this Agreement.

ARTICLE IX

MISCELLANEOUS

Section 9.01. Mutual Cooperation. Each Party shall, and shall cause its Subsidiaries to, cooperate with the other Party and its Subsidiaries in connection with the performance of the Services hereunder; provided, that such cooperation shall not unreasonably disrupt the normal operations of such Party or its Subsidiaries; provided, further, that this Section 9.01 shall not require such Party to incur any out-of-pocket costs or expenses unless and except as expressly provided in this Agreement or otherwise agreed to in writing by the Parties.

Section 9.02. Further Assurances. Each Party shall take, or cause to be taken, any and all reasonable actions, including the execution, acknowledgment, filing and delivery of any and all documents and instruments that any other Party may reasonably request in order to effect the intent and purpose of this Agreement and the transactions contemplated hereby.

Section 9.03. Audit Assistance. Each of the Parties and their respective Subsidiaries are or may be subject to regulation and audit by a Governmental Authority (including a Taxing Authority), standards organizations, customers or other parties to contracts with such Parties or their respective Subsidiaries under applicable Law, standards or contract provisions. If a Governmental Authority, standards organization, customer or other party to a contract with a Party or its Subsidiary exercises its right to examine or audit such Party’s or its Subsidiary’s books, records, documents or accounting practices and procedures pursuant to such applicable Law, standards or contract provisions, and such examination or audit relates to the Services, then the other Party shall provide, at the sole cost and expense of the requesting Party, all assistance reasonably requested by the Party that is subject to the examination or audit in responding to such examination or audits or requests for Information, to the extent that such assistance or Information is within the reasonable control of the cooperating Party and is related to the Services.

Section 9.04. Title to Intellectual Property. Except as expressly provided for under the terms of this Agreement, the Separation and Distribution Agreement or the Intellectual Property Matters Agreement, the Recipient acknowledges that it shall acquire no right, title or interest (except for the express license rights set forth in Section 9.05(a)(ii)) in any Intellectual Property Rights, Information Technology, Information, Software or other Technology which are owned or licensed by the Provider by reason of the provision of the Services hereunder. The Recipient shall not remove or alter any copyright, trademark, confidentiality or other proprietary notices that appear on any Information Technology, Information, Software or other Technology owned or licensed by the Provider, and the Recipient shall reproduce any such notices on any and all copies thereof. The Recipient shall not attempt to decompile or reverse engineer copies of any Software owned or licensed by the Provider that is provided in object code form only, and the Recipient shall promptly notify the Provider of any such attempt, regardless of whether by the Recipient or any Third Party, of which the Recipient becomes aware.

Section 9.05. License.

(a) Without affecting the rights and obligations of the Parties in the Separation and Distribution Agreement and the Intellectual Property Matters Agreement, with respect to each of the Services set forth in Exhibit A:

(i) Recipient hereby grants to Provider, and Provider hereby accepts, a non-exclusive, non-transferable (subject to Section 9.07), worldwide right during the Service Period to use Recipient Systems only to the extent necessary and for the sole purpose of performing Provider’s obligations under this Agreement, and not for any other purpose; and

(ii) Provider hereby grants to Recipient, and Recipient hereby accepts, a non-exclusive, non-transferable (subject to Section 9.07), worldwide right during the Service Period to use the Provider Systems only to the extent necessary and for the sole purpose of receiving the Services under this Agreement, and not for any other purpose.

(b) For clarity, the limited rights to use the Recipient Systems and Provider Systems granted in this Section 9.05 for each of the Services will terminate at the end of the applicable Service Period and will under no circumstances survive the termination or expiration of this Agreement.

Section 9.06. Independent Contractors. The Parties each acknowledge and agree that they are separate entities, each of which has entered into this Agreement for its own independent business reasons. The relationships of the Parties hereunder are those of independent contractors and nothing contained herein shall be deemed to create a joint venture, partnership or any other relationship between the Parties. Personnel performing services hereunder do so on behalf of, under the direction of, and as Personnel of, the Provider, and the Recipient shall have no right, power or authority to direct such Personnel.

Section 9.07. Assignability.

(a) This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, that except as set forth in Section 9.07(b) and Section 9.07(c), neither Party nor any such party thereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Party.

(b) No consent of the other Party shall be required for: (i) the assignment of a Party’s rights and obligations under this Agreement in whole or in part to any of its Subsidiaries; provided, that no such assignment shall release such Party from any liability or obligation under this Agreement; or (ii) the assignment of all of a Party’s rights and obligations in whole (i.e., the assignment of a party’s rights and obligations under this Agreement, the Separation and Distribution Agreement and all Ancillary Agreements all at the same time) under this Agreement in connection with a change of control of a Party so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party; provided, that, (A) in the event of a Change of Control of eBay in which such acquirer is a PayPal Specified Person, PayPal shall, in its capacity as a Provider, have the right to terminate this Agreement solely as it relates to any service for which continued provision of such service by PayPal would materially and adversely affect PayPal’s competitive position with respect to such PayPal Specified Person (and will have no other separate right to terminate this Agreement), and (B) in the event of a Change of Control of PayPal in which such acquirer is an eBay Specified Person, eBay shall, in its capacity as a Provider, have the right to terminate this Agreement solely as it relates to any service for which continued provision of such service by eBay would materially and adversely affect eBay’s competitive position with respect to such eBay Specified Person (and will have no other separate right to terminate this Agreement).

(c) If there occurs a divestiture or other disposition of any Subsidiary, division or business that is a Recipient or Provider of Services (a “Divested Asset”), the Party that is divesting or disposing of such Divested Asset shall assign all of its rights and obligations under this Agreement, in respect of the Divested Asset, to the Person that acquired control of such Divested Asset (such Person, the “Divested Asset Acquirer”), without any requirement to obtain the consent of the other Party, and the Divested Asset Acquirer shall accept in writing the terms of the Agreement and the applicable Services with respect to such Divested Asset; provided, that if such Divested Asset is a Recipient of Services and the Divested Asset Acquirer is a PayPal Specified Person (if eBay is divesting or disposing of such Divested Asset) or an eBay Specified Person (if PayPal is divesting or disposing of such Divested Asset), as applicable, the Provider of such Services to the Divested Asset may terminate this Agreement with respect to the Divested Asset.

Section 9.08. Third-Party Beneficiaries. Except as provided in Article VII with respect to the Provider Indemnitees and the Recipient Indemnitees in their capacities as such, (a) the provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any other Person except the Parties any rights or remedies hereunder; and (b) there are no other third-party beneficiaries of this Agreement and this Agreement shall not provide any other Third Party with any remedy, claim, Liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

Section 9.09. Force Majeure. No Party shall be deemed in default of this Agreement for any delay or failure to fulfill any obligation hereunder (other than a payment obligation) so long as and to the extent to which any delay or failure in the fulfillment of such obligations is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. In the event of any such excused delay, the time for performance (other than a payment obligation) shall be extended for a period equal to the time lost by reason of the delay unless this Agreement has previously been terminated under Article V. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such Force Majeure, (a) provide written notice to the other Party of the nature and extent of any such Force Majeure; and (b) use commercially reasonable efforts to remove any such causes and resume performance under this Agreement as soon as reasonably practicable (and in no event later than the date that the affected Party resumes providing analogous services to, or otherwise resumes analogous performance under any other agreement for, itself, its Affiliates or any Third Party) unless this Agreement has previously been terminated under Article V. The Recipient shall be (i) relieved of the obligation to pay Charges for the affected Service(s) throughout the duration of such Force Majeure and (ii) if any Force Majeure prevents, hinders, or delays the performance by the Provider, the Recipient may procure the affected Services from an alternate source, including the Recipient’s Personnel (with the Provider reimbursing the Recipient for the cost of procuring the affected Services from such alternate source) throughout the duration of such Force Majeure, and the Provider shall cooperate in good faith with, provide any required Information to, and take such other action as may be reasonable required to enable such alternate source to provide the affected Services.

Section 9.10. No Set-Off. Except as mutually agreed to in writing by the Parties, neither Party shall have any right of set-off or other similar rights with respect to (a) any amounts received pursuant to this Agreement; or (b) any other amounts claimed to be owed to the other Party arising out of this Agreement.

Section 9.11. Incorporation by Reference. Sections 10.1 (excluding Section 10.1(c)), 10.2, 10.5, 10.6, and 10.8 through 10.16, 10.18 and 10.19 of the Separation and Distribution Agreement are incorporated by reference into this Agreement, mutatis mutandis, except that (a) each reference to “this Agreement”, “any Ancillary Agreement” or “each Ancillary Agreement,” in such sections of the Separation and Distribution Agreement shall be deemed to refer to this Agreement, and (b) all notices regarding routine matters involving a Service under this Agreement shall be directed to the applicable Services Manager(s) or TSA Managers, as specified in Section 2.09, and notices regarding all other matters under this Agreement shall be directed as required under Section 10.5 of the Separation and Distribution Agreement with a copy to each Party’s TSA Manager.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by persons duly authorized as of the date and year first above written.

EBAY INC.

By:	/s/ John J. Donahoe
Name: John J. Donahoe
Title: President and Chief Executive Officer

PAYPAL HOLDINGS, INC.

By:	/s/ Daniel H. Schulman
Name: Daniel H. Schulman
Title: President and CEO-Designee

TRANSITION SERVICES AGREEMENT – EXHIBIT A(1)

EXHIBIT A(1): HR APPLICATION SUPPORT SERVICES

Provider:	Recipient Subsidiary:	Service Period:	Extension Periods:
eBay Inc.	PayPal, Inc.	3 Months	Successive 1 month service periods (no more than 15 months)

1.	OVERVIEW

The purpose of this Exhibit A(1) is to allow Recipient to leverage Provider’s Human Resources Delivery Systems (“HRDS”) team after Separation for any support issues related to Recipient’s HR applications.

As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient, the Services.

Accordingly, during the Service Period, Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(1) and the Agreement. This Exhibit A(1) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: SUPPORTED APPLICATIONS

2.1	Provider will make available to Recipient the support services for certain HR applications in a manner mutually agreed by the Parties (the “Services”).

3.	HRDS APPLICATION SUPPORT: SERVICE LEVELS

3.1	Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties.

4.	CHARGES

4.1	Charges and Payment

4.1(a)	Any Charges for all Services will be subject to Recipient’s prior written approval following Provider’s estimate of alternative workforce (AWF) resources needed. Provider and Recipient are not sure of the extent of the Services that may be required, and estimate that from 1 - 3 people may be needed for anywhere from 1- 25 hours per week. The average hourly charge is expected to be approximately $115 per hour per person.

4.1(b)	All Charges for Services incurred in any month, if any, will be invoiced to Recipient monthly by Provider and subject to the payment terms of the Agreement.

4.1(c)	Additionally, in the event required to address System Failures, Provider will supply Recipient with an estimate of any labor and services fees associated with third-parties’ application efforts and such fees will be subject to Recipient’s prior written approval; upon completion of such efforts, Recipient shall reimburse Provider for any labor or service fees charged by such application Vendors and paid by Provider in the course of addressing a System Failure reported by Recipient up to the estimate supplied by Provider.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(1)

5.	SERVICE MANAGERS

5.1	Provider Service Manager: Sr. Director HR Delivery Solutions, eBay Inc.

5.2	Recipient Service Manager: VP Global Talent Acquisition, PayPal, Inc.

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (1) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: eBay Inc.	Recipient Subsidiary: PayPal, Inc.

By:	By:

Name Printed:	Name Printed:

Title:	Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(2)

EXHIBIT A(2) – SEPARATION OF COMINGLED ASSETS

Provider:	Recipient Subsidiary:	Service Period:	No Extension Period:
eBay Inc.	PayPal, Inc.	24 Months	No Extension Period

1.	OVERVIEW

The purpose of this Exhibit A(2) is to provide additional time to separate data center assets. In preparation for Separation, Provider has worked towards complete logical and physical separation of the data center assets of Recipient from those of Provider, and will need additional time after Separation to complete such room separation services (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. Accordingly, during the Service Period, Provider will provide, and Recipient will receive, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(2) and the Agreement. This Exhibit A(2) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES

The Services for room separation will be provided in a manner to be agreed in good faith by the Parties.

3.	CONSIDERATION

Consideration for Provider’s performance of the Services is provided by the Colocation Services Agreement with Recipient for the relevant Location. Provider declares that no additional expenses will be incurred to complete these transition services over and above the normal expenses contemplated by the applicable Colocation Services Agreement.

4.	SERVICE MANAGERS

4.1	Provider Service Manager: VP Global Foundation Services, eBay Inc.

4.2	Recipient Service Manager: Senior Director GPI Business Operations, PayPal, Inc.

5.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(2) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(2)

ACCEPTED AND AGREED:

Provider: EBAY INC.

By:

Name Printed:

Title:

Recipient Subsidiary: PAYPAL, INC.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(3.1)

EXHIBIT A(3.1) CS –INTERIM CUSTOMER SERVICE INTERACTIONS

(EBAY TO PAYPAL)

Provider/Provider Subsidiary:	Recipient Subsidiaries:	Service Period:
eBay Inc.	PayPal, Inc.	18 Months

eBay International AG	PayPal Pte. Ltd.

PayPal Payments Pte. Holdings S.C.S.

1.	OVERVIEW

The purpose of this Exhibit A(3.1) is for Recipient to continue working with Provider to assist Recipient in providing customer service to its customers (the “Services”).

As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. Accordingly, during the Service Period, Provider will provide, and Recipient will receive, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(3.1) and the Agreement. This Exhibit A(3.1) is hereby incorporated by reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES In providing the Services, Provider will make available to Recipient tools (“Provider Tools”), services and data to be agreed in good faith by the Parties.

3.	SERVICE STANDARDS

3.1	Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties.

4.	CHARGES There will be no Charges for the Services because Provider declares that no additional expenses will be incurred to complete these Services.

5.	TERM AND TERMINATION The Service Period for this Exhibit A(3.1) shall not exceed eighteen (18) months from the Effective Time of the Agreement.

6.	SERVICE MANAGERS

6.1	Provider Service Manager: SVP of Customer Experience, eBay Inc.

6.2	Recipient Service Manager: SVP of Customer Experience, PayPal, Inc.

7.	RIGHTS AND OBLIGATIONS OF RECIPIENT SUBSIDIARY AND/OR PROVIDER SUBSIDIARY

For the purpose of this Section of this Exhibit A(3.1) and for the purposes of the signature below, the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient and the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider. Except as set forth above, no Recipient Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Recipient Subsidiary and Provider, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Recipient Subsidiary and/or the Provider Subsidiary, as the case may be agrees to be bound by any resolution resulting therefrom.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(3.1)

ACCEPTED AND AGREED:

Recipient Subsidiary: PayPal, Inc.	Provider: eBay Inc.

By:	By:

Name Printed:	Name Printed:

Title:	Title:

Recipient Subsidiary: PayPal Pte. Ltd.	Provider Subsidiary: eBay International AG

By:	By:

Name Printed:	Name Printed:

Title:	Title:

Recipient Subsidiary: PayPal Payments Pte. Holdings S.C.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(3.2)

EXHIBIT A(3.2) CS –INTERIM CUSTOMER SERVICE INTERACTIONS

(PAYPAL TO EBAY)

Provider Subsidiaries:	Recipient/Recipient Subsidiary:	Service Period:
PayPal, Inc.	eBay Inc.	18 Months

PayPal Pte. Ltd.	eBay International AG

PayPal Payments Pte. Holdings S.C.S.

1.	OVERVIEW

The purpose of this Exhibit A(3.1) is for Recipient to continue working with Provider to assist Recipient in providing customer service to its customers (the “Services”).

As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. Accordingly, during the Service Period, Provider will provide, and Recipient will receive, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(3.2) and the Agreement. This Exhibit A(3.2) is hereby incorporated by reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES In providing the Services, Provider will make available to Recipient tools (“Provider Tools”), services and data to be agreed in good faith by the Parties.

3.	SERVICE STANDARDS

3.1	Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties.

4.	CHARGES; PAYMENT

5.1	Charges. The Charges are $100,000.00 plus 7% annually.

5.2	Payment. The Charges will be invoiced to Recipient monthly during the Service Period on a pro-rata basis by Provider and subject to the payment terms of the Agreement.

5.	SERVICE MANAGERS

Provider Service Manager: SVP of Customer Experience, eBay Inc.

Recipient Service Manager: SVP of Customer Experience, eBay Inc.

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR PROVIDER SUBSIDIARY

For the purpose of this Section of this Exhibit A (3.2) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a

TRANSITION SERVICES AGREEMENT – EXHIBIT A(3.2)

Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Provider Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.	Recipient: eBay Inc.

By:	By:

Name Printed:	Name Printed:

Title:	Title:

Provider Subsidiary: PayPal Pte. Ltd.	Recipient Subsidiary: eBay International AG

By:	By:

Name Printed:	Name Printed:

Title:	Title:

Provider Subsidiary: PayPal Payments Pte. Holdings S.C.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(4)

EXHIBIT A(4) – THIRD PARTY GATEWAY HOSTING SERVICES

Provider Entity:	Recipient:	Initial Service Period:	Extensions:
PayPal, Inc.	eBay Inc.	12 months	Successive 1 month service periods (no more than 6 months)

1.	OVERVIEW

The purpose of this Exhibit A(4) is to provide Recipient’s Risk team time to scope and migrate its instance of an identity verification tool used during seller and buyer onboarding. As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(4) and the Agreement. This Exhibit A(4) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	GATEWAY HOSTING SERVICES DESCRIPTION

The Provider will host the gateway (the “Gateway”) that the Recipient will use to access services provided by the third-party application vendor in a manner to be agreed in good faith by the Parties.

3.	SERVICES STANDARDS: Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties.

4.	CHARGES:

4.1	The parties agree to split the monthly cost payable to the third-party at the rate of 60/40, being 60% to Recipient and 40% to Provider. The parties agree to determine a different split should the overall volume changes by more than 10% in any given month. Because the volume is not known at this time, Recipient estimate of the 40% of the total amount based on 2015 actuals to date will be approximately $8,000 per month. The actual amount for future months will be invoiced and Recipient will provide the detail support along with the invoice.

4.2	The overall charge from the third-party vendor will be invoiced monthly to Recipient. Recipient will then invoice Provider’s monthly cost, 40% of the overall cost as the Charges under this Exhibit A(4), and Recipient’s reimbursement will be subject to the payment terms for Charges of the Agreement.

5.	SERVICE MANAGERS

5.1	Provider: Program Manager, Data Strat Management

5.2	Recipient: Sr Product Manager – Technical Trust and Senior Manager, MMP Trust, Trust-Eng-Bangalore

6.	RIGHTS AND OBLIGATIONS OF PROVIDER ENTITY

For the purpose of this Section of this Exhibit A (4) and for the purposes of the signature below, the term “Provider Entity” may be used to reference a subsidiary entity of Provider. As the Provider Entity will be performing some or all of the Services provided pursuant this Exhibit A(4), Recipient hereby agrees to pay to the Provider Entity the

TRANSITION SERVICES AGREEMENT – EXHIBIT A(4)

Charges set forth in Section 7 of this Exhibit A(4), and Provider hereby agrees to the payment of such Charges to the Provider Entity, which will be in full satisfaction of Recipient’s obligation to pay Charges for the Services provided pursuant this Exhibit A(4). Except as set forth above, the Provider Entity is not a party or a third-party beneficiary of the Agreement. Any dispute between Recipient and the Provider Entity shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Entity agrees be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

PayPal, Inc.:

By:

Name Printed:

Title:

eBay Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(5)

EXHIBIT A(5) – GATEWAY HOSTING SERVICES

Provider Entity:	Recipient:	Initial Service Period:	Extensions:
PayPal, Inc.	eBay Inc.	12 months	Successive 1 month service periods (no more than 6 months)

1.	OVERVIEW

The purpose of this Exhibit A(5) is to allow Recipient’s Risk team time to scope and migrate its instance of a subscription service application used for risk decision processes. The Provider will make available to Recipient the services (the “Services”) in a manner to be agreed in good faith by the Parties. As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(5) and the Agreement. This Exhibit A(5) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	GATEWAY HOSTING SERVICES DESCRIPTION

The Provider will host the gateway (the “Gateway”) that the Recipient will use to access services provided by a third-party application vendor.

3.	SERVICES STANDARDS: Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”) in a manner to be agreed in good faith by the Parties.

4.	CHARGES

4.1	There will be no Charges for the Services because Recipient and Provider will each respectively receive independent invoices from the vendor. There is no other cost associated with the Services from Provider to Recipient.

5.	SERVICE MANAGERS

5.1	Provider: Program Manager, Data Strat Management

5.2	Recipient: Senior Director, Risk Management

6.	RIGHTS AND OBLIGATIONS OF PROVIDER ENTITY

For the purpose of this Section of this Exhibit A (5) and for the purposes of the signature below, the term “Provider Entity” may be used to reference a subsidiary entity of Provider. Except as set forth above, the Provider Entity is not a party or a third-party beneficiary of the Agreement. Any dispute between Recipient and the Provider Entity shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Entity agrees be bound by any resolution resulting therefrom.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(5)

ACCEPTED AND AGREED:

PayPal, Inc.:

By:

Name Printed:

Title:

eBay Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(6.1)

EXHIBIT A(6.1) – EBAY-PAYPAL SHIPPING

Provider:	Recipient Subsidiary:	Service Period:	Extensions:
eBay Inc.	PayPal, Inc.	18 months	None

1.	OVERVIEW

The purpose of this Exhibit A(6.1) is to give Provider and Recipient transition time to remove their shipping-related function dependencies. Provider will make available to Recipient the services described in this Exhibit A(6.1) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient, the Services.

Accordingly, Provider will provide, and Recipient will use, the Services in a manner consistent with how they were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(6.1) and the Agreement. This Exhibit A(6.1) is incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICE DESCRIPTIONS

2.1	Provider will make available to Recipient the tools and data and provide the Services in a manner to be agreed in good faith by the Parties.

3.	SERVICES: SERVICE LEVELS

3.1	Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties.

4.	CHARGES

4.1	The Charges for the Services will be $4,800 (+7%) on a monthly basis.

5.	TERM AND TERMINATION

5.1	The Service Period for this Exhibit shall not exceed eighteen (18) months from Effective Time of the Agreement.

6.	SERVICE MANAGERS

6.1	Provider Service Mangers:

•	Group Product Manager

•	Product Marketing for C2C Shipping

6.2	Recipient Service Manager:

•	Product General Manager

TRANSITION SERVICES AGREEMENT – EXHIBIT A(6.1)

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/ OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (6.1) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth herein, Recipient Subsidiary is not a party or a third-party beneficiary of the Agreement.

Any dispute between Recipient Subsidiary and Provider, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary in shall be resolved between Provider and Recipient the manner set forth under the Section 8 of this Agreement, and Recipient Subsidiary agrees be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: eBay Inc.

By:

Name Printed:

Title:

Recipient Subsidiary: PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(6.2)

EXHIBIT A(6.2) – PAYPAL-EBAY SHIPPING

Provider Subsidiary:	Recipient:	Service Period:	Extensions:
PayPal, Inc.	eBay Inc.	18 months	None

1.	OVERVIEW

The purpose of this Exhibit A(6.2) is to give Provider and Recipient transition time to remove their shipping-related function dependencies.

Provider will make available to Recipient the services described in this Exhibit A(6.2) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

Accordingly, Provider will provide, and Recipient will use, both the Services and the Reconciliation Support (defined in Section 4.1) in a manner consistent with how they were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(6.2) and the Agreement. This Exhibit A(6.2) is incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: SERVICE DESCRIPTION

2.1	Provider will make available to Recipient the tools and data and provide the Services in a manner to be agreed in good faith by the Parties.

3.	SERVICES: SERVICE LEVELS

3.1	Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties.

4.	RECONCILIATION SUPPORT

4.1	Service Description. Provider will make available to Recipient the tools and data and provide the shipping-related reconciliation support services described in a manner to be agreed in good faith by the Parties.

5.	CHARGES

5.1	The Charges for the Services will be $40,857 (+ 7%) on a monthly basis.

6.	TERM AND TERMINATION:

6.1	The Service Period shall not exceed eighteen (18) months from the Effective Time of the Agreement.

7.	SERVICE MANAGERS

7.1	Provider Service Manager:

•	Product General Manager

TRANSITION SERVICES AGREEMENT – EXHIBIT A(6.2)

7.2	Recipient Service Managers:

•	Group Product Manager and Product Marketing for C2C Shipping

8.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/ OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (6.2) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth herein, Provider Subsidiary is not a party or a third-party beneficiary of the Agreement.

Any dispute between a Recipient Subsidiary and Provider, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Provider and Recipient in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.

By:

Name Printed:

Title:

Recipient: eBay Inc.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(7)

EXHIBIT A(7) – LOYALTY INCENTIVE PLATFORM

Provider Subsidiary:	Recipient:	Service Period:	Extension Period:
PayPal, Inc.	eBay Inc.	18 Months	No Extension Period

1.	OVERVIEW

The purpose of this Exhibit A(7) is to allow Recipient required time to develop a tool which will enable Recipient to continue to offer its loyalty products including coupons, vouchers, gift certificates, and gift cards. Provider will make available to Recipient the tools, functions and data (the “Services”) in a manner to be agreed in good faith by the Parties. As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(7) and the Agreement. This Exhibit A(7) is hereby incorporated by reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICE DESCRIPTION

2.1	Provider will make available to Recipient all Provider systems, tools and customer service necessary and consistent with the provision of the Services that were provided prior to Separation, to support the Recipient’s loyalty products

3.	SERVICE LEVEL

3.1	Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties

4.	CHARGES

4.1	Charges are as follows: $10,700/month.

4.2	All Charges for Services incurred in any month, if any, will be invoiced to Recipient monthly by Provider and subject to the payment terms of the Agreement.

5.	SERVICE MANAGERS

5.1	Provider Service Managers:

Director Credit Product Experience

Senior Product Manager- DG

Director Software Development

TRANSITION SERVICES AGREEMENT – EXHIBIT A(7)

5.2	Recipient Service Managers:

Director Product Management

Director Product Management

Director Software Development

Manager Software Development

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(7) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Provider and Recipient in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.

By:

Name Printed:

Title:

Recipient: eBay Inc.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(8)

EXHIBIT A(8) – GIFT CARDS

Provider:	Recipient:	Service Period:
PayPal, Inc. (as Subsidiary of PayPal)	eBay Gift Card Services, Inc. (a Subsidiary of eBay and fka PayPal Gift Card Services, Inc.)	18 months

1.	OVERVIEW.

The purpose of this Exhibit A(8) is to describe the accounting and reconciliation services provided by Provider related to eBay branded, stored value (prepaid) cards issued by Recipient which are redeemable by consumers for merchandise or services at the eBay website (“Gift Cards”). Provider will make available to Recipient the services described in this Exhibit A(8) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), eBay or PayPal (as the case may be) agrees to provide, or to cause one or more of its Subsidiaries to provide, to the other, or any Subsidiary of the other, the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(8) and the Agreement. This Exhibit A(8) is hereby incorporated by reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES

2.1	Provider will make available to Recipient the Services, which will include the tools, services and data related to Gift Card reconciliation to be agreed in good faith by the Parties.

3.	SERVICE LEVEL OBJECTIVES (“SLO”)

3.1	Service Failure Support. Service Failures will be diagnosed and fixed as agreed in good faith by the Parties.

4.	CHARGES

4.1	Charges are as follows: $27,188.70 monthly.

4.2	All Charges for Services incurred in any month, if any, will be invoiced to Recipient monthly by Provider and subject to the payment terms of the Agreement.

5.	TERM AND TERMINATION

5.1	Recipient or Provider may terminate any of the Services provided in this Exhibit in accordance with Section 5 of the Agreement.

6.	SERVICE MANAGERS

6.1	Recipient Service Managers:

Manager, MP Accounting

Controller, MP North America, MP Accounting

TRANSITION SERVICES AGREEMENT – EXHIBIT A(8)

6.2	Provider Service Managers:

Finance Project Management, Accounting

Director, Accounting

Manager, Specialty Accounts, Accounting

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

Any dispute arising under this Exhibit A(8) shall be resolved between eBay and PayPal in the manner set forth under the Section 8 of this Agreement, and the Provider and/or the Recipient, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: PayPal, Inc.

By:

Name Printed:

Title:

Recipient: eBay Gift Card Services, Inc.

By:

Name Printed:

Title: President and Secretary of eBay Gift Card Services, Inc.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(9)

EXHIBIT A(9) – FRAUD RESEARCH (PAYPAL TO STUBHUB)

Provider Subsidiaries:	Recipient Subsidiaries:	Service Period:	Extensions:
PayPal, Inc.	StubHub, Inc.	18 Months	None

PayPal Pte. Ltd.	eBay International AG

1.	OVERVIEW

The purpose of this Exhibit A (9) is for Recipient to continue working with Provider so that Recipient can receive Provider data in support of Recipient’s fraud research activities (the “Services”).

As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient, the Services. Accordingly, during the Service Period, Provider will provide, and Recipient will receive, the Services in a manner consistent with how similar Services were and the Transition Services Agreement between the Parties. This Exhibit A(9) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES

2.1	Provider Tools.

2.1(a)	In providing the Services, Provider will provide read only access to the “Provider Tool”, services, and data in a manner to be agreed in good faith by both Parties.

3.	SERVICE STANDARDS

Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”) in a manner to be agreed in good faith by the Parties.

4.	CHARGES

Provider declares that no additional expenses will be incurred to complete these Services and therefore no Charges will be invoiced by Provider to Recipient.

5.	TERM AND TERMINATION

5.1	The Service Period for this Exhibit shall not exceed eighteen (18) months from the Effective Time of the Agreement.

6.	SERVICE MANAGERS

6.1	Provider PayPal Service Manager: SVP of Customer Experience

6.2	Recipient StubHub Service Manager: Head of Trust and Safety

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(9) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be

TRANSITION SERVICES AGREEMENT – EXHIBIT A(9)

used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.	Recipient Subsidiary: StubHub, Inc.

By:	By:

Name Printed:	Name Printed:

Title:	Title:

Provider Subsidiary: PayPal, Pte. Ltd.	Recipient Subsidiary: eBay International AG

By:	By:

Name Printed:	Name Printed:

Title:	Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(10)

EXHIBIT A(10) – AVIATION CONSULTING

Provider:	Recipient Subsidiary:	Service Period:	Extensions:
eBay Inc.	PayPal, Inc.	9 months	Successive 1 month terms (no longer than 9 months total in extensions)

1.	OVERVIEW

The purpose of this Exhibit A(10) is to make available to Recipient the services of Provider’s employee, Director of Corporate Aviation Services (the “Provider Employee”), for the purposes of rendering certain aviation consulting services that Recipient reasonably requests (the “Services”) until Recipient is able to locate and hire an appropriately qualified aviation director (“Aviation Director”) to perform this service for Recipient.

As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services. This Exhibit A(10) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	CONSULTING SERVICES

2.1	Recipient may reasonably request certain services related to aviation operations to be agreed in good faith by the Parties.

2.2	In any given month, Provider Employee will dedicate between thirty percent (30%) and seventy percent (70%) of his time during normal working hours per month, with an expected average of fifty percent (50%), in providing the Services.

3.	CHARGES AND EXPENSES FOR CONSULTING SERVICES

3.1	The Charges for the Services under this Exhibit A(10) will be $15,000 + 7% per month.

4.	TERM AND TERMINATION

4.1	The Service Period will have an expected term of nine (9) months. The Parties may agree to extend the Service Period for additional one month terms, not to exceed a total of eighteen (18) months.

5.	SERVICE MANAGERS

5.1	Provider Service Manager: VP Financial Planning & Analysis, eBay Inc.

5.2	Recipient Service Manager: SVP and General Counsel, PayPal Inc.

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(10) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth herein, Recipient Subsidiary is not a party or a third-party beneficiary of the Agreement. Any dispute between Recipient Subsidiary and Provider, between a

TRANSITION SERVICES AGREEMENT – EXHIBIT A(10)

Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary in shall be resolved between Provider and Recipient in the manner set forth under the Section 8 of this Agreement, and Recipient Subsidiary agrees be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: eBay Inc.:

By:

Name Printed:

Title:

Recipient Subsidiary: PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(11)

EXHIBIT A(11) – EPRO PO HISTORICAL DATA

Provider Entity:	Recipient Subsidiary:	Service Period:	Extension Service Period:
eBay Inc.	PayPal, Inc.	9 Months	Successive 1 month service periods (no more than 18 months)

1.	OVERVIEW

The purpose of this Exhibit A(11) is for Provider to fulfill historical data requests by Recipient’s team, regarding purchase orders (“PO”) located on the Provider’s ePro Purchase Order Display database (“ePro”) until Provider has duplicated ePro for Recipient’s use after the term of this Exhibit A(11). The Provider will make available to Recipient the services described in this Exhibit A(11) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. The goal will be for Provider to provide Recipient with a duplicate all of its PO’s for its own use. However, Provider will not be able to create a complete duplicated instance for at least another 6 months. As a result, Provider will provide this Service of fulfilling Recipient PO data requests in the interim.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(11) and the Agreement. This Exhibit A(11) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: SERVICE DESCRIPTION

2.1	Provider will provide the Services related to the ePro database in a manner to be agreed in good faith by the Parties.

3.	SERVICES: SERVICE LEVELS

3.1	Provider shall perform, or shall cause one or more of its Subsidiaries to perform, all Services to be provided by the Provider as agreed in good faith by the Parties.

4.	OTHER SERVICES

4.1	The Provider will create an interface replicating the dataset on the ePro database for the Recipient, as agreed in good faith by the Parties.

5.	CHARGES

5.1	There will be no Charges for the Services.

6.	TERM AND TERMINATION

6.1	The Term for the Services provided under this Exhibit A(11) will include the Initial Service Period and any extended service periods, renewable in successive one (1) month intervals. However, the Term for this Exhibit shall not exceed eighteen (18) months from the Effective Time of the Agreement.

7.	SERVICE MANAGERS

7.1	Provider Service Managers, Senior Manager Technology and Manager Finance.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(11)

7.2	Recipient Service Managers: Senior Manager Business Solutions and Manager Information Management.

8.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (11) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

eBay Inc.:

By:

Name Printed:

Title:

PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(12)

EXHIBIT A(12) – DONATION SERVICES

Provider Subsidiary:	Recipient:	Service Period:	Extensions:
PayPal, Inc.	eBay Inc.	12 months	No extensions

1.	OVERVIEW

The purpose of this Exhibit A(12) is for Provider to continue to operate and host the legacy donation software systems, and to give Recipient access to such legacy systems (the “Services”) while Recipient develops its own donation collection platform and new features wholly within the Recipient user experience. As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Accordingly, during the Service Period, Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(12) and the Agreement. This Exhibit A(12) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES

2.1	Provider will continue to operate and host the legacy donation system and make available to Recipient all software, systems and information technology required to make use of the legacy systems as is to be agreed in good faith by the Parties.

3.	SERVICES STANDARDS: Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as agreed in good faith by the Parties.

4.	CHARGES

4.1	The Charges for Provider’s provisioning of the Services shall be $20,404.49 per month.

5.	SERVICE MANAGERS

5.1	Provider Service Manager: Director, Product Management – Head of Global Cause-Related Products.

5.2	Recipient Service Manager: Senior Global Product Manager, Social Ventures Giving Works US.

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(12) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth herein, Recipient Subsidiary is not a party or a third-party beneficiary of the Agreement. Any dispute between Recipient Subsidiary and Provider, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary in shall be resolved between Provider and Recipient the manner set forth under the Section 8 of this Agreement, and Recipient Subsidiary agrees be bound by any resolution resulting therefrom.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(12)

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.

By:

Name Printed:

Title:

Recipient: eBay Inc.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(13)

EXHIBIT A(13) – TRADERA BILLING

Provider:	Recipient Subsidiary:	Service Period:	Extensions:
eBay Inc.	Tradera Sweden AB	18 months	No extensions

1.	OVERVIEW

The purpose of this Exhibit A(13) is to give Recipient transition time to set up its own billing as a service (“BaaS”) platform. As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

This Exhibit A(13) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES

2.1	Provider will make available to Recipient the tools and data and provide the services in a manner to be agreed in good faith by the Parties (the “Services”).

3.	CHARGES

3.1	Charges. The Charges for Provider’s provisioning of the Services to be paid per month shall be $40,125. Additional costs for work beyond what is in scope in this Exhibit A(13) shall be billed at an hourly rate of $175.

3.2	Payment. The Charges will be invoiced to Recipient and subject to the payment terms for Charges of the Agreement.

4.	SERVICE MANAGERS

4.1	Provider Service Managers:

Director, eBay Global Billing and Payments, Technology and Production

Sr. Director, eBay Global Billing and Payments

4.2	Recipient Service Managers:

General Manager, Tradera

Chief Technology Officer, Tradera

5.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (13) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this

TRANSITION SERVICES AGREEMENT – EXHIBIT A(13)

Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Recipient Subsidiary: Tradera Sweden AB

By:

Name Printed:

Title:

Provider: eBay Inc.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(15)

EXHIBIT A(15) – SAP BASIS SUPPORT

Provider:	Recipient Subsidiary:	Initial Service Period:	Extension Service Period:
eBay Inc.	PayPal, Inc.	6 Months	Successive 1 month service periods (no more than 18 months total)

1.	OVERVIEW

The purpose of this Exhibit A(15) is to provide Recipient resources to maintain SAP Basis Support (the “BASIS Support”) after Separation. Notwithstanding anything in this Exhibit A(15), the Provider will make available to Recipient the maintenance, configuration, monitoring, and troubleshooting of an inventory of SAP application types and other services described in this Exhibit A(15) (the “Services”) for the Initial Service Period.

In addition, the Provider’s agreement with SAP (the “SAP Agreement”) has not been duplicated for Recipient, and as such, Recipient requires the Services under this Exhibit A(15) until Recipient can negotiate its own agreement with SAP.

As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(15) and the Agreement. This Exhibit A(15) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: SERVICE DESCRIPTION

In providing the Services, Provider will make available to Recipient, as to be agreed upon in good faith by the Parties, all Provider systems, tools, Provider’s full inventory of Application Types, Services, and any Additional Services necessary and consistent with the provision of such Services that were provided prior to Separation, to provide Recipient with the BASIS Support.

3.	SERVICES: SERVICE LEVELS

Service Failure Support. Provider will attempt to diagnose and fix any failure of the Services to function as designed (each, a “Service Failure”), as to be agreed upon in good faith by the Parties

4.	CHARGES.

4.1	The Charges for the Services are estimated to be $570,012 on a monthly basis.

5.	TERM AND TERMINATION:

5.1	The Term for the Services provided under this Exhibit will include the Initial Service Period. After the Initial Service Period, both Parties shall confer and decide, in good faith, if an additional service term is needed. If both Parties agree, then the Initial Service Period shall be renewable in successive one (1) month intervals, unless the Parties mutually agree otherwise. However, the aggregate Term for this Exhibit shall not exceed eighteen (18) months from the Effective Time of the Agreement.

5.2	Recipient or Provider may terminate any of the Services provided in this Exhibit in accordance with Article 5 of the Agreement.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(15)

6.	SERVICE MANAGERS

6.1	Provider Service Manager: Senior Director, Information Technology

6.2	Recipient Service Manager: VP, Transformation, Finance

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(15) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth herein, Recipient Subsidiary is not a party or a third-party beneficiary of the Agreement. Any dispute between Recipient Subsidiary and Provider, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary in shall be resolved between Provider and Recipient in the manner set forth under the Section 8 of this Agreement, and Recipient Subsidiary agrees be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: eBay, Inc.

By:

Name Printed:

Title:

Recipient Subsidiary: PayPal, Inc.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(16.1)

EXHIBIT A(16.1) – CUTOVER / ACCOUNTING CLOSE

Provider:	Recipient Subsidiary:	Service Period:
eBay Inc.	PayPal, Inc.	Varied (See Section 6 of this Exhibit A(16.1)) —no longer than 18 months.

1.	OVERVIEW

The purpose of this Exhibit A(16.1) is to allow Recipient’s Office of the Chief Information Officer team (“OCIO”) and Recipient’s accounting and finance teams (“Finance”) time to access to certain software, systems and data owned by Provider in order to effectuate the full Separation of the Parties. Provider will make available to Recipient the services described in this Exhibit A(16.1) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(16.1) and the Agreement. This Exhibit A(16.1) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: FINANCE – MONTH END CLOSE

2.1	For up to forty-five (45) days after Separation, Provider will make available to Recipient all software, systems and data reasonably necessary in a manner to be mutually agreed in good faith by the Parties.

2.2	From the Effective Time and for seven (7) calendar months, the Parties’ Finance teams will work together to make all necessary changes and corrections to their internal finance and accounting procedures in a manner to be mutually agreed in good faith by the Parties.

2.3	The Parties will work together to ensure that system access is restricted to appropriate individuals in a manner to be mutually agreed in good faith by the Parties.

3.	SERVICES: OCIO – SEPARATION

3.1	Provider will make available to Recipient all software, systems and data reasonably necessary in a manner to be mutually agreed in good faith by the Parties.

4.	CHARGES

There will be no Charges for the Services as both parties have a responsibility to ensure the accuracy of the books and records, and to close the relevant financial period.

5.	TERM AND TERMINATION:

The Service Period provided under this Exhibit shall include the following:

5.1	Section 2.1 of this Exhibit A(16.1) shall commence on the Effective Time and continue for forty-five (45) days;

TRANSITION SERVICES AGREEMENT – EXHIBIT A(16.1)

5.2	Section 2.2 of this Exhibit A(16.1) shall commence on the Effective Time and continue for seven (7) calendar months; and

5.3	Section 3.1 of this Exhibit A(16.1) shall commence on the Effective Time and continue until the parties mutually agree to end the Services.

5.4	Any Service (or subset of a Service) may be extended upon agreement of each Parties’ Service Managers, in successive one (1) month intervals. However, the Service Period for this Exhibit A(16.1) shall not exceed eighteen (18) months from the Effective Time of the Agreement

5.5	Recipient or Provider may terminate any of the Services provided in this Exhibit A(16.1) in accordance with Section 5.02 of the Agreement.

6.	SERVICE MANAGERS

6.1	Finance Service Managers

a.	Provider Service Manager: Senior Manager, Reporting and Consolidations

b.	Recipient Service Manager: Senior Manager, Accounting; Currently

6.2	OCIO Service Managers

a.	Provider Service Manager: Sr. Director, Information Technology

b.	Recipient Service Manager: VP Finance

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(16.1) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

[signature page follows]

TRANSITION SERVICES AGREEMENT – EXHIBIT A(16.1)

ACCEPTED AND AGREED:

Provider: eBay Inc.

By:

Name Printed:

Title:

Recipient Subsidiary: PayPal, Inc.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(16.2)

EXHIBIT A(16.2) – CUTOVER / ACCOUNTING CLOSE

Provider Subsidiary:	Recipient:	Service Period:
PayPal, Inc.	eBay Inc.	Varied (See Section 6 of this Exhibit A(16.2)) —no longer than 18 months.

1.	OVERVIEW

The purpose of this Exhibit (16.2) is to allow Recipient’s Office of the Chief Information Officer team (“OCIO”) and Recipient’s accounting and finance teams (“Finance”) access to certain software, systems and data owned by Provider in order to effectuate the full Separation of the Parties. Provider will make available to Recipient the services described in this Exhibit A(16.2) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(16.2) and the Agreement. This Exhibit A(16.2) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement

2.	FINANCE – MONTH END CLOSE

2.1	For up to forty-five (45) days after Separation, Provider will make available to Recipient all software, systems and data reasonably necessary in a manner to be mutually agreed in good faith by the Parties.

2.2	From the Effective Time and for seven (7) calendar months, the Parties’ Finance teams will work together to make all necessary changes and corrections to their internal finance and accounting procedures in a manner to be mutually agreed in good faith by the Parties.

2.3	The Parties will work together to ensure that system access is restricted to appropriate individuals in a manner to be mutually agreed in good faith by the Parties.

3.	OCIO – SEPARATION

3.1	Provider will make available to Recipient all software, systems and data reasonably necessary in a manner to be mutually agreed in good faith by the Parties.

4.	CHARGES

There will be no Charges for the Services as both parties have a responsibility to ensure the accuracy of the books and records, and to close the relevant financial period.

5.	TERM AND TERMINATION

The Service Period provided under this Exhibit shall include the following:

5.1	Section 2.1 of this Exhibit A(16.2) shall commence on the Effective Time and continue for forty-five (45) days;

5.2	Section 2.2 of this Exhibit A(16.2) shall commence on the Effective Time and continue for seven (7) calendar months; and

TRANSITION SERVICES AGREEMENT – EXHIBIT A(16.2)

5.3	Section 3.1 of this Exhibit A(16.2) shall commence on the Effective Time and continue until the Parties mutually agree to end the Services.

5.4	Any Service (or subset of a Service) may be extended upon agreement of each Party’s Service Managers, in successive one (1) month intervals. However, the Service Period for this Exhibit A(16.2) shall not exceed eighteen (18) months from the Effective Time.

5.5	Recipient or Provider may terminate any of the Services provided in this Exhibit A(16.2) in accordance with Section 5.02 of the Agreement.

6.	SERVICE MANAGERS

6.1	Finance Service Managers

c.	Provider Service Manager: Senior Manager, Accounting

d.	Recipient Service Manager: Senior Manager, Reporting and Consolidations

6.2	OCIO Service Managers

c.	Provider Service Manager: VP Finance

d.	Recipient Service Manager: Sr. Director Information Technology

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A(16.2) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

[signature page follows]

TRANSITION SERVICES AGREEMENT – EXHIBIT A(16.2)

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.

By:

Name Printed:

Title:

Recipient: eBay Inc.

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(17.1)

EXHIBIT A(17.1) – EMAIL & CALENDAR MIGRATION

Provider:	Recipient Subsidiary:	Initial Service Period:	Extension Service Period:
eBay, Inc.	PayPal, Inc.	3 Months	Successive 1 month service periods (no more than 18 months)

1.	OVERVIEW

The purpose of this Exhibit A(17.1) is to provide for the transferring of emails and email accounts of Recipient’s employees from Provider’s servers to Recipient’s servers (“Migration”). However, the Migration will not be completed by the date of Separation. The Provider will make available to Recipient the services described in this Exhibit A(#) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. The Recipient understands and agrees that during the Initial Service Period, it will possess all required and necessary equipment to receive the Services from Provider and Recipient represents that to its knowledge, Recipient is not aware of any impediment which would prevent Provider from performing the Services as set forth herein. It is fully expected that the Services will be completed within the Initial Service Period of 3 months and Provider does not foresee the need for an Extension Service Period.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(17.1) and the Agreement. This Exhibit A(17.1) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: SERVICE DESCRIPTION

Due to the fact that the Migration cannot be fully completed prior to Separation, Provider will continue the Migration during the Initial Service Period, to be agreed in good faith by the Parties.

3.	CHARGES

3.1	The Charges for the Services shall be $2,675.00. All Charges for Services incurred in any month, if any, will be invoiced to Recipient monthly by Provider and subject to the payment terms of this Agreement.

4.	TERM AND TERMINATION:

4.1	The Term for the Services provided under this Exhibit will include the Initial Service Period and any extended service periods, renewable in successive one (1) month intervals. However, the Term for this Exhibit shall not exceed eighteen (18) months from the Effective Time of the Agreement.

4.2	At any time throughout the Initial Service Term, Recipient may terminate any of the Services provided in this Exhibit with five (5) days written notice to Provider.

5.	SERVICE MANAGERS

5.1	Provider Service Manager: Senior Manager, Technology

5.2	Recipient Service Manager: Director, Software Development

TRANSITION SERVICES AGREEMENT – EXHIBIT A(17.1)

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (17.1) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider eBay, Inc.:

By:

Name Printed:

Title:

Recipient Subsidiary PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(17.2)

EXHIBIT A(17.2) – EMAIL & CALENDAR MIGRATION

Provider Subsidiary:	Recipient:	Initial Service Period:	Extension Service Period:
PayPal, Inc.	eBay, Inc.	3 Months	Successive 1 month service periods (no more than 18 months)

1.	OVERVIEW

The purpose of this Exhibit A(17.2) is to provide for the transferring of emails and email accounts of Recipient’s employees from Provider’s servers to Recipient’s servers (“Migration”). However, the Migration will not be completed by the date of Separation. The Provider will make available to Recipient the services described in this Exhibit A(#) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. The Recipient understands and agrees that during the Initial Service Period, it will possess all required and necessary equipment to receive the Services from Provider and Recipient represents that to its knowledge, Recipient is not aware of any impediment which would prevent Provider from performing the Services as set forth herein. It is fully expected that the Services will be completed within the Initial Service Period of 3 months and Provider does not foresee the need for an Extension Service Period.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(17.2) and the Agreement. This Exhibit A(17.2) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: SERVICE DESCRIPTION

Due to the fact that the Migration cannot be fully completed prior to Separation, Provider will continue the Migration during the Initial Service Period, to be agreed in good faith by the Parties.

3.	CHARGES

3.1	The Charges for the Services shall be $2,675.00. All Charges for Services incurred in any month, if any, will be invoiced to Recipient monthly by Provider and subject to the payment terms of this Agreement.

4.	TERM AND TERMINATION:

4.1	The Term for the Services provided under this Exhibit will include the Initial Service Period and any extended service periods, renewable in successive one (1) month intervals. However, the Term for this Exhibit shall not exceed eighteen (18) months from the Effective Time of the Agreement.

4.2	At any time throughout the Initial Service Term, Recipient may terminate any of the Services provided in this Exhibit with five (5) days written notice to Provider.

5.	SERVICE MANAGERS

5.1	Provider Service Manager: Director, Software Development

5.2	Recipient Service Manager: Senior Manager, Technology

TRANSITION SERVICES AGREEMENT – EXHIBIT A(17.2)

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (#) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider PayPal, Inc.:

By:

Name Printed:

Title:

Recipient eBay, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(18.1)

EXHIBIT A(18.1) – CORPORATE NETWORK ACCESS

Provider Subsidiary:	Recipient:	Initial Service Period:	Extensions:
PayPal, Inc.	eBay Inc.	24 months	None

1.	OVERVIEW

In preparation for Separation, Recipient has entered into Transition Service Agreement Exhibits (“TSAs”) and Commercial Agreements (“CAs”) with Provider that require Recipient to have access to certain of Provider’s systems. Provider will give to Recipient the opportunity to access these systems and provide the services described in this Exhibit A(18.1) (the “Services”). Provider understands that, to fulfill the terms of these TSAs and CAs, Recipient will need to have access to Provider’s systems for a period of up to twenty four (24) months.

Provider will make available to Recipient the services described in this Exhibit A(18.1) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Provider will provide, and Recipient will use, the Services in conformance with the terms and conditions of this Exhibit A(18.1) and the Agreement. This Exhibit A(18.1) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SYSTEM SERVICES: SERVICE DESCRIPTION

Provider will provide the Services in a manner to be mutually agreed in good faith by the Parties.

3.	SERVICE LEVELS

The Service Provider will use commercially reasonable efforts to work with the Provider and Recipient to diagnose and fix any failure of the Service Provider’s service which impacts the Recipient’s ability to access Provider’s systems and help resolve any technical issues resulting in a system failure (“System Failure”).

4.	CHARGES

Since it is the responsibility of Provider to provide access to its systems there will be no Charges to Recipient for the Services.

5.	TERM AND TERMINATION

The Term for the Services provided under this Exhibit will include the Initial Service Period. Provider agrees that as long as any of the TSAs or CAs remain active, Provider will not terminate this agreement. However, the Term for this Exhibit A(18.1) shall not exceed twenty four (24) months from the Effective Time of the Agreement.

6.	SERVICE MANAGERS

6.1	Provider Service Manager: Director, Information Technology

6.2	Recipient Service Manager: Sr. Manager – Technology

TRANSITION SERVICES AGREEMENT – EXHIBIT A(18.1)

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/ OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (18.1) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.:

By:

Name Printed:

Title:

Recipient: eBay Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(18.2)

EXHIBIT A(18.2) – CORPORATE NETWORK ACCESS

Provider:	Recipient Subsidiary:	Initial Service Period:	Extensions:
eBay Inc.	PayPal, Inc.	24 months	None

1.	OVERVIEW

In preparation for Separation, Recipient has entered into Transition Service Agreement Exhibits (“TSAs”) and Commercial Agreements (“CAs”) with Provider that require Recipient to have access to certain of Provider’s systems. Provider will give to Recipient the opportunity to access these systems and provide the services described in this Exhibit A(18.2) (the “Services”). Provider understands that, to fulfill the terms of these TSAs and CAs , Recipient will need to have access to Provider’s systems for a period of up to twenty four (24) months.

Provider will make available to Recipient the services described in this Exhibit A(18.2) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Provider will provide, and Recipient will use, the Services in conformance with the terms and conditions of this Exhibit A(18.2) and the Agreement. This Exhibit A(18.2) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SYSTEM SERVICES: SERVICE DESCRIPTION

Provider will provide the Services in a manner to be mutually agreed in good faith by the Parties.

3.	SERVICE LEVELS

The Service Provider will use commercially reasonable efforts to work with the Provider and Recipient to diagnose and fix any failure of the Service Provider’s service which impacts the Recipient’s ability to access Provider’s systems and help resolve any technical issues resulting in a system failure (“System Failure”).

4.	CHARGES

Since it is the responsibility of Provider to provide access to its systems there will be no Charges to Recipient for the Services.

5.	TERM AND TERMINATION

The Term for the Services provided under this Exhibit will include the Initial Service Period. Provider agrees that as long as any of the TSAs or CAs remain active, Provider will not terminate this agreement. However, the Term for this Exhibit A(18.2) shall not exceed twenty four (24) months from the Effective Time of the Agreement.

6.	SERVICE MANAGERS

6.1	Provider Service Manager: Sr. Manager – Technology

6.2	Recipient Service Manager: Director, Information Technology

TRANSITION SERVICES AGREEMENT – EXHIBIT A(18.2)

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (18.2) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: eBay Inc.:

By:

Name Printed:

Title:

Recipient Subsidiary: PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(19)

EXHIBIT A(19) – FACEBOOK INTEGRATION HOSTING SERVICES

Provider Subsidiary:	Recipient:	Service Period:	Extensions:
PayPal, Inc.	eBay Inc.	Up to 18 months	No extensions

1.	OVERVIEW

The purpose of this Exhibit A(19) is to provide Recipient’s team time to migrate its storage of Facebook credentials from its customers (“Sellers”) out of Provider’s hosting platform (“Trinity”).

The Provider will make available to Recipient the services described in this Exhibit A(19) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with the terms and conditions of this Exhibit A(19) and the Agreement. This Exhibit A(19) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	FACEBOOK INTEGRATION HOSTING SERVICES:

2.1	Service Description

Provider shall provide hosting and maintenance of the Trinity platform that stores the Facebook credentials of Sellers in a manner to be agreed in good faith by the Parties.

3.	SRE, NOC, TECH OPS, AND PD SUPPORT SERVICES

3.1	Scope of Support Services

Provider will attempt to diagnose and fix any failure of the Gateway to function as designed (each, a “System Failure”), as agreed in good faith by the Parties.

4.	CHARGES:

There shall be no Charges charged to Recipient for these Services.

5.	TERM AND TERMINATION

5.1	The Service Period will be for a maximum of eighteen (18) months with no extension.

5.2	Recipient may terminate the Services at any time with fifteen (15) days written notice. Except as expressly set forth in this Agreement, Provider may not terminate the Services.

6.	SERVICE MANAGERS

6.1	Provider: Director, Software Development 2

6.2	Recipient: Director Software Development 1

TRANSITION SERVICES AGREEMENT – EXHIBIT A(19)

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (19) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider Subsidiary PayPal, Inc.:

By:

Name Printed:

Title:

Recipient eBay Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(20)

EXHIBIT A(20) – SAM SYSTEM SERVICES

Provider:	Recipient Subsidiary:	Initial Service Period:	Extensions:
eBay Inc.	PayPal, Inc.	Two (2) weeks	No extensions

1.	OVERVIEW

The purpose of this Exhibit A(20) is for Provider Secure Account Management (SAM) Team to provide system support for Recipient’s SAM system (the “System”), which manages all associates, alternative work force (AWF), customer service representative (CSR), third-party access (TPA) accounts, during the Term of this Exhibit A(20).

Provider will make available to Recipient the services described in this Exhibit A(20) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Provider will provide, and Recipient will use, the Services in conformance with the terms and conditions of this Exhibit A(20) and the Agreement. This Exhibit A(20) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SYSTEM SERVICES: SERVICE DESCRIPTION

Provider will provide the Services, which shall be restricted to the System itself, in a manner to be mutually agreed in good faith by the Parties.

3.	SERVICE LEVELS

3.1	System Support. Provider will make available to Recipient the support services for System Outages in a manner to be mutually agreed in good faith by the Parties.

4.	CHARGES

5.1	Charges. The Charges for Provider’s provisioning of the Services set forth herein are $14,400.00 plus 7% for a total of $15,504.00.

5.2	Payment. The Charges will be invoiced to Recipient and subject to the payment terms for Charges of the Agreement.

5.	TERM AND TERMINATION

5.1	The Service Period for this Exhibit A(20) shall not exceed two (2) weeks from the Effective Time of the Agreement.

5.2	Recipient or Provider may terminate any of the Services provided in this Exhibit in accordance with Section 5.02 of the Agreement.

6.	SERVICE MANAGERS

6.1	Provider Service Manager: Director, Business Systems 1, EF—Shared Services Technology

6.2	Recipient Service Manager: Director, ISM—Engineering, Delivery and Access Management

TRANSITION SERVICES AGREEMENT – EXHIBIT A(20)

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (20) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: eBay Inc.:

By:

Name Printed:

Title:

Recipient Subsidiary: PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(21)

EXHIBIT A(21) – SAM INTEGRATION

Provider:	Recipient Subsidiary:	Initial Service Period:	Extension Periods:
eBay Inc.	PayPal, Inc.	Two (2) weeks	Daily, not to exceed a total of 6 months

1.	OVERVIEW

The purpose of this Exhibit A(21) is to support Provider’s Secure Account Management (SAM) Team to deliver phases of the SAM go-live, with Recipient assuming SAM operations/maintenance/trouble-shooting of SAM after delivery (the “Services”).

Provider will make available to Recipient the services described in this Exhibit A(21) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Provider will provide, and Recipient will use, the Services in conformance with the terms and conditions of this Exhibit A(21) and the Agreement. This Exhibit A(21) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SYSTEM SERVICES:

Provider will provide the Services, which shall be restricted to the System itself, in a manner to be mutually agreed in good faith by the Parties.

3.	SERVICE LEVELS

3.1	System Support. Provider will make available to Recipient the support services for System Outages in a manner to be mutually agreed in good faith by the Parties.

4.	CHARGES

4.1	Charges. The Charges for Provider’s provisioning of the Services set forth herein are $28,762.00 for two (2) full weeks. If this Exhibit A(21) is extended as provided in Section 5.1, a daily rate of $2,054.40 shall be charged.

4.2	Payment. The Charges will be invoiced to Recipient and subject to the payment terms for Charges of the Agreement.

5.	TERM AND TERMINATION

The Term for the Services provided under this Exhibit A(21) will include the Initial Service Period and any extended service periods, renewable in successive one (1) day intervals, as necessarily until the Success Exit Criteria (to be agreed by the parties) are met, in Recipient’s discretion. However, the Term for this Exhibit shall not exceed six (6) months from the Effective Time of the Agreement. Recipient or Provider may terminate any of the Services provided in this Exhibit in accordance with Section 5.02 of the Agreement.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(21)

6.	SERVICE MANAGERS

6.1	Provider Service Manager: Director, Business Systems 1, EF—Shared Services Technology.

6.2	Recipient Service Manager: Director, ISM—Engineering, Delivery and Access Management.

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR RECIPIENT SUBSIDIARY

For the purpose of this Section of this Exhibit A (21) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Recipient Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider and Recipient Subsidiary, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Recipient Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider: eBay Inc.:

By:

Name Printed:

Title:

Recipient Subsidiary: PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(22)

EXHIBIT A(22): SYNCHRONY SUPPORT SERVICES

Provider:	Recipient:	Initial Service Period:	Extension Periods:
PayPal, Inc.	eBay Inc.	6 Months	Successive 1 month service periods (no more than 12 months)

1.	OVERVIEW

The purpose of this Exhibit A(22) is to allow Recipient to leverage Provider’s services in managing the program under an agreement with Synchrony Bank (“Synchrony”) for a private label and co-branded revolving credit under both the Provider and Recipient brands (the “Program”), while Provider and Recipient work on an amendment to that agreement (“Synchrony Agreement”) with Synchrony. Additionally, until such Synchrony Agreement is amended or is terminated, the Parties need to confirm each Party’s requirement to perform its obligations under such agreement and to allocate certain obligations and responsibilities, such as formally apportioning liabilities, which are not allocated therein.

Provider will make available to Recipient the services described in this Exhibit A(22) (the “Services”). As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to Recipient, or any Subsidiary of Recipient the Services.

Accordingly, during the Service Period, Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(22) and the Agreement. This Exhibit A(22) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES

2.1	Each Party shall continue to perform its obligations under the Synchrony Agreement consistent with such Party’s practices during the twelve months prior to Separation. The Parties each shall cooperate with the other in good faith to preserve their mutual interest in the operation of the Program and shall reasonably consult with the other with respect to any Program-related decisions that are reasonably likely to affect the other Party.

3.	DATA

The Parties understand and agree that the Data Sharing Addendum to the Operating Agreement between Provider and Recipient (“Addendum”) is hereby incorporated by this reference irrespective of whether or not the Operating Agreement is in effect. In the event of a conflict between this Exhibit A(22), the Agreement and/or the Addendum related to the obligations of the Parties with regard to data, the Parties hereby agree that the order of priority for interpreting such conflict will go first to the relevant terms of the Addendum, followed by this Exhibit A(22) and last the Agreement.

4.	CHARGES

4.1	Charges and Payment

4.1(a)	The Charges under this Exhibit A(22) shall be $18,796 plus 7% monthly.

4.1(b)	All Charges for Services incurred in any month, if any, will be invoiced to Recipient monthly by Provider and subject to the payment terms of the Agreement, unless such amount has already been deducted from a payment by Provider to Recipient as permitted in Section 7.2 below.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(22)

4.2	Chargebacks. Recipient shall continue, consistent with past practice during the twelve months prior to Separation, to be responsible and promptly reimburse Provider for all chargebacks incurred by Provider under Article V of the Synchrony Agreement as a result of the use of Accounts (as defined by Appendix A of the Synchrony Agreement) on any eBay Website.

5.	TERM AND TERMINATION

5.1	The Service Period provided under this Exhibit A(22) will include the Initial Service Period and any extended service periods, renewable in successive one (1) month intervals.

5.2	This Exhibit A(22) will terminate on the earlier of: (a) the expiration of the Service Period; (b) the termination of the Synchrony Agreement; (c) an amendment of the Synchrony Agreement removing Recipient as a party to such agreement; or (d) the mutual agreement of Provider and Recipient to terminate this Exhibit A(22) as reflected in a signed writing.

5.3	The Service Period for this Exhibit A(22) shall not exceed twelve (12) months from the Effective Time of the Agreement.

6.	SERVICE MANAGERS

6.1	Provider Service Manager: VP and GM, Credit, PayPal, Inc.

6.2	Recipient Service Manager: Director, Global Payments, eBay Inc.

ACCEPTED AND AGREED:

Provider: PayPal, Inc.	Recipient: eBay Inc.

By:	By:

Name Printed:	Name Printed:

Title:	Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(23)

EXHIBIT A(23) DEVICE CONFIGURATION SERVICES

Provider:	Recipient Subsidiary:	Service Period:	Extensions:
eBay Inc.	PayPal, Inc.	6 Months	Successive one (1) month intervals, not to exceed a total of 18 months

1.	OVERVIEW

The purpose of this Exhibit A(23) is to allow Recipient’s unsupported, legacy applications, which enables Recipient to configure functionality, based on location, for iOS mobile devices, to continue calling on Provider’s instance of the service (the “Services”) until Provider’s instance naturally deprecates for Recipient users, within or after six months.

As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. Accordingly, during the Service Period, Provider will provide, and Recipient will receive, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(23) and the Transition Services Agreement between the Parties (the “Agreement”). This Exhibit A(23) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES

2.1	In providing the Services, Provider will continue to support Recipient legacy application users in a manner to be decided in mutual good faith by the Parties.

3.	SERVICE STANDARDS

3.1	Provider shall perform, or shall cause on or more of its Subsidiaries to perform, all Services to be provided by the Provider as agreed in mutual good faith by the Parties.

4.	CHARGES

4.1	There will be no Charges for the Services.

5.	TERM AND TERMINATION

5.1	The Term for the Services provided under this Exhibit A(23) will include the Initial Service Period and any extension service periods, renewable in successive one (1) month intervals. However the Term for this Exhibit shall not exceed eighteen (18) months from the Effective Time of the Agreement.

6.	SERVICE MANAGERS

Provider Service Manager: Director, Mobile Platform eBay Inc.

Recipient Service Manager: Sr. Product Manager 1, Consumer PayPal, Inc.

TRANSITION SERVICES AGREEMENT – EXHIBIT A(23)

7.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR PROVIDER SUBSIDIARY

For the purpose of this Section of this Exhibit A (23) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Provider Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

Provider Subsidiary: PayPal, Inc.	Recipient: eBay Inc.

By:	By:

Name Printed:	Name Printed:

Title:	Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(24.1)

EXHIBIT A(24.1) – TREASURY

Provider:	Recipient Subsidiary:	Initial Service Period:	Extension:
eBay Inc.	PayPal, Inc.	9 Months	Successive 1 month service periods (no more than 18 months)

1.	OVERVIEW

The purpose of this Exhibit A(24.1) is for Provider’s Treasury team (“Treasury”) to continue assisting Recipient with the development of a second instance of a subscription application for Recipient to use after Separation. The Provider will make available to Recipient the services (the “Services”) in a manner to be agreed in good faith by the Parties. As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services. Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(24.1) and the Agreement. This Exhibit A(24.1) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement

2.	SERVICES: SERVICE DESCRIPTION

2.1	The Provider’s Treasury will make available to Recipient the Services to assist with the implementation and deployment of Recipient’s instance of the application to be agreed in good faith by the Parties.

3.	CHARGES

3.1	There will be no Charges for the Services. Consideration for the services being performed will be the receipt of services performed by the Recipient in the separate TSA Treasury Exhibit A(24.2).

4.	TERM AND TERMINATION

4.1	The Initial Service Period will be nine (9) months. The Parties may agree to extent the Service Period for one (1) month terms, not to exceed a total of eighteen (18) months, including the Initial Service Period.

5.	SERVICE MANAGERS

5.1	Provider Service Managers:

VP Treasurer

Treasury Manager

5.2	Recipient Service Managers:

Assistant Treasurer

Senior Treasury Analyst

TRANSITION SERVICES AGREEMENT – EXHIBIT A(24.1)

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR PROVIDER SUBSIDIARY

For the purpose of this Section of this Exhibit A (24.1) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Provider Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

eBay Inc.:

By:

Name Printed:

Title:

PayPal, Inc.:

By:

Name Printed:

Title:

TRANSITION SERVICES AGREEMENT – EXHIBIT A(24.2)

EXHIBIT A(24.2) – TREASURY

Provider Subsidiary:	Recipient:	Initial Service Period:	Extension Service Period:
PayPal, Inc.	eBay Inc.	9 Months	Successive 1 month service periods (no more than 18 months)

1.	OVERVIEW

The purpose of this Exhibit A(24.2) is for Recipient’s Treasury team (“Treasury”) to continue receiving assistance from the Provider to make certain changes to its instance of a subscription application for its use after Separation. The Provider will make available to Recipient the services (the “Services”) in a manner to be agreed in good faith by the Parties. As referenced in Section 2.01 of the Transition Services Agreement between the Parties (the “Agreement”), Provider agrees to provide, or to cause one or more of its Subsidiaries to provide, to the Recipient, or any Subsidiary of the Recipient the Services.

Provider will provide, and Recipient will use, the Services in a manner consistent with how similar Services were provided and used prior to Separation and in conformance with the terms and conditions of this Exhibit A(24.2) and the Agreement. This Exhibit A(24.2) is hereby incorporated by this reference into Exhibit A of the Agreement. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

2.	SERVICES: SERVICE DESCRIPTION

2.1	The Provider’s Treasury will make available to Recipient the Services to assist with the implementation and deployment of Recipient’s instance of the application to be agreed in good faith by the Parties.

3.	CHARGES

3.1	There will be no Charges for the Services. Consideration for the services being performed will be the receipt of services performed by the Recipient in the separate TSA Treasury Exhibit A(24.1).

4.	TERM AND TERMINATION

4.1	The Initial Service Period will be nine (9) months. The Parties may agree to extent the Service Period for one (1) month terms, not to exceed a total of eighteen (18) months, including the Initial Service Period.

5.	SERVICE MANAGERS

5.1	Provider Service Managers:

Assistant Treasurer

Senior Treasury Analyst

5.2	Recipient Service Managers:

VP Treasurer

Treasury Manager

TRANSITION SERVICES AGREEMENT – EXHIBIT A(24.2)

6.	RIGHTS AND OBLIGATIONS OF PROVIDER SUBSIDIARY AND/OR PROVIDER SUBSIDIARY

For the purpose of this Section of this Exhibit A (24.2) and for the purposes of the signature below, the term “Provider Subsidiary” may be used to reference a subsidiary entity of Provider and the term “Recipient Subsidiary” may be used to reference a subsidiary entity of Recipient. Except as set forth above, no Provider Subsidiary or Provider Subsidiary is a party or a third-party beneficiary of the Agreement. Any dispute between a Provider Subsidiary and Recipient, between a Provider Subsidiary and Recipient, or between a Recipient Subsidiary and a Provider Subsidiary shall be resolved between Recipient and Provider in the manner set forth under the Section 8 of this Agreement, and the Provider Subsidiary and/or the Provider Subsidiary, as the case may be, agrees to be bound by any resolution resulting therefrom.

ACCEPTED AND AGREED:

eBay Inc.:

By:

Name Printed:

Title:

PayPal, Inc.:

By:

Name Printed:

Title: